BORGWARNER INC.
RETIREMENT SAVINGS PLAN

(As Amended and Restated Effective as of January 1, 2006)

TABLE OF CONTENTS
Page

ARTICLE 1INTRODUCTION1

Section 1.01Establishment, Effective Date and Title of Plan1

Section 1.02Purpose of Plan1

Section 1.03Intent of Plan1

Section 1.04Appendices and Supplements1

ARTICLE 2DEFINITIONS1

Section 2.01Actual Contribution Percentage1

Section 2.02Actual Deferral Percentage2

Section 2.03Administrative Services Provider2

Section 2.04After-Tax Contributions3

Section 2.05Authorized Leave of Absence3

Section 2.06Before-Tax Contributions3

Section 2.07Beneficiary3

Section 2.08Code3

Section 2.09Committee3

Section 2.10Common Stock3

Section 2.11Company3

Section 2.12Company Matching Contributions3

Section 2.13Company Retirement Account3

Section 2.14Company Retirement Contributions4

Section 2.15Compensation4

Section 2.16Corporation4

Section 2.17Effective Date4

Section 2.18Eligible Employee4

Section 2.19Employee5

Section 2.20Employment Commencement Date5

Section 2.21ERISA5

Section 2.22Forfeiture6

Section 2.23Highly Compensated Employee6

Section 2.24Hour of Service6

Section 2.25Investment Funds or Funds6

Section 2.26Normal Retirement Date6

Section 2.27One Year Period of Severance6

Section 2.28Participant6

Section 2.29Payroll Period7

Section 2.30Permanent Disability7

Section 2.31Plan7

Section 2.32Plan Administrator7

Section 2.33Plan Year7

Section 2.34Reemployment Commencement Date7

Section 2.35Related Employer7

Section 2.36Retiree Health Account7

Section 2.37Rollover Contributions7

Section 2.38RSP Account7

Section 2.39Savings Account8

Section 2.40Severance from Service Date8

Section 2.41Trust8

Section 2.42Trustee8

Section 2.43Unvested Portion8

Section 2.44Valuation Date9

Section 2.45Vested Portion9

Section 2.46Year of Vested Service9

ARTICLE 3PARTICIPATION10

Section 3.01Commencement of Participation in Company Retirement Account and Savings Account10

Section 3.02Commencement of Participation in the Retiree Health Account10

Section 3.03Participation After One Year Period of Severance11

Section 3.04Participation Upon Return from Authorized Leave of Absence (Including Layoff Status with Recall Rights)11

Section 3.05Designation of Beneficiary11

Section 3.06Transfer from and to a Tax-Qualified Defined Benefit Pension Plan or Tax-Qualified Defined Contribution Plan of a Related Employer.12

ARTICLE 4CONTRIBUTIONS TO COMPANY RETIREMENT ACCOUNT12

Section 4.01Company Retirement Contributions12

ARTICLE 5CONTRIBUTIONS TO SAVINGS ACCOUNT14

Section 5.01Authorization of Before-Tax Contributions.14

Section 5.02Authorization of After-Tax Contributions15

Section 5.03Before-Tax Contribution and After-Tax Contribution Deductions15

Section 5.04Change in Rate of Before-Tax Contributions and After-Tax Contributions16

Section 5.05Suspension/Resumption of Before-Tax Contributions and After-Tax Contributions16

Section 5.06Company Matching Contributions to Savings Account16

ARTICLE 6CONTRIBUTIONS TO RETIREE HEALTH ACCOUNT16

Section 6.01Authorization of Before-Tax Contributions16

Section 6.02Amount of Company Matching Contributions to a Participant’s Retiree Health Account17

ARTICLE 7LIMITATIONS ON CONTRIBUTIONS TO THE PLAN18

Section 7.01Limitation on Amount of Company Retirement Contributions and Company Matching Contributions18

Section 7.02Yearly Limitations on Before-Tax Contributions19

Section 7.03Maximum Annual Additions to RSP Account19

Section 7.04Prior Year ADP Testing20

Section 7.05Prior Year ACP Testing21

ARTICLE 8ROLLOVER AND TRANSFER CONTRIBUTIONS22

Section 8.01Transfer of Assets22

Section 8.02Rollover and Direct Transfer Contributions22

Section 8.03Transfer of Employment Within the Company23

ARTICLE 9INVESTMENT OF ACCOUNTS23

Section 9.01Establishment of Funds23

Section 9.02Investment in Funds24

Section 9.03Investment of RSP Account24

Section 9.04Investment of Company Matching Contributions Made in Common Stock24

Section 9.05Change in Participant’s Investment Election of Future Contributions24

Section 9.06Change in Participant’s Investment Election on the Balance of the Participant’s Account25

Section 9.07Voting of the BorgWarner Inc. Stock Fund25

Section 9.08Tender Offers for Common Stock26

Section 9.09Other Rights in the BorgWarner Inc. Stock Fund26

Section 9.10Limitation of Liability of Fiduciaries26

Section 9.11Method of Valuation of RSP Account27

Section 9.12Forfeitures28

Section 9.13Date of Adjustments28

ARTICLE 10LOANS AND IN-SERVICE WITHDRAWALS28

Section 10.01Loans to Participants28

Section 10.02Withdrawals from Balance in the Participant’s Savings Account Attributable to After-Tax Contributions, Rollover Contributions, and Amounts Transferred to the Savings Account Pursuant to Section 8.0130

Section 10.03Withdrawals from Balance in the Participant’s Savings Account Attributable to Before-Tax Contributions—Participants Over Age 59½30

Section 10.04Withdrawals from Balance in the Participant’s Savings Account Attributable to Before-Tax Contributions—Hardship Withdrawals For Participants Under Age 59½31

Section 10.05General In-Service Withdrawal Rules33

ARTICLE 11ELIGIBILITY FOR BENEFITS33

Section 11.01Benefits Upon Severance from Employment (Except by Reason of Death)33

Section 11.02Benefits Upon Death of Participant (Prior to Commencement of Installment Distributions)33

Section 11.03Determination of Retiree Health Account Benefits34

Section 11.04Amendment to Vesting Schedule34

Section 11.05Period of Severance35

ARTICLE 12DISTRIBUTION OF BENEFITS36

Section 12.01Request for Distribution36

Section 12.02Methods of Distribution36

Section 12.03Treatment of Company Retirement Account and Savings Account in Installment Distributions38

Section 12.04Commencement of Distribution39

Section 12.05Deferral of Distribution – Minimum Required Distributions39

Section 12.06Distribution to Alternate Payee Pursuant to Qualified Domestic Relations Order45

Section 12.07Direct Rollovers45

Section 12.08Suspension of Benefits Upon Reemployment of Participant46

Section 12.09Payment of Benefits from Retiree Health Account47

ARTICLE 13THE TRUST47

Section 13.01Establishment of Trust47

Section 13.02Appointment of Trustee48

Section 13.03Interest in Fund Governed by Terms of the Plan48

ARTICLE 14ADMINISTRATION48

Section 14.01Allocation of Fiduciary Duties48

Section 14.02Establishment of the Committee48

Section 14.03Appointment and Duties of Plan Administrator48

Section 14.04Powers and Duties of the Committee49

Section 14.05The Committee Direction on Payments50

Section 14.06Actions by the Committee50

Section 14.07No Compensation50

Section 14.08Records of the Committee50

Section 14.09Information from Participant50

Section 14.10Notification of Participant’s Address50

Section 14.11Claims Procedure50

Section 14.12Qualified Domestic Relations Order Procedure52

Section 14.13Expenses53

ARTICLE 15GENERAL PROVISIONS53

Section 15.01Nonalienation of Benefits53

Section 15.02Payment to Incapacitated Participant or Beneficiary54

Section 15.03Payment Because of Inability to Locate Participant or Beneficiary54

Section 15.04Actions by the Committee55

Section 15.05Plan for Exclusive Benefit of Participant and Beneficiary55

Section 15.06No Contract of Employment55

Section 15.07Indemnification of the Committee and Plan Administrator55

Section 15.08Change in Business55

Section 15.09USERRA56

Section 15.10Plan Administered According to Law56

Section 15.11Gender, Number and Context56

Section 15.12Qualification Intended56

Section 15.13Amendment and Restatement of the Plan Conditioned Upon Qualification56

Section 15.14Top Heavy Plan Provisions56

ARTICLE 16AMENDMENTS AND TERMINATION60

Section 16.01Corporation’s Right to Amend Plan60

Section 16.02Termination of Plan or Discontinuance of Contributions60

Section 16.03Distribution on Termination of Plan61

ARTICLE 17SUCCESSOR, PLAN MERGER, CONSOLIDATION OR TRANSFER OF ASSETS61

Section 17.01Successor61

Section 17.02Plan Merger, Consolidation or Transfer of Assets to Other Qualified Plans62

APPENDIX A	BORGWARNER INC. RETIREMENT SAVINGS PLAN, BELLWOOD PLANT

APPENDIX B	BORGWARNER INC. RETIREMENT SAVINGS PLAN, FRANKFORT PLAN

APPENDIX C	BORGWARNER INC. RETIREMENT SAVINGS PLAN, MUNCIE PLANT

APPENDIX D	BORGWARNER INC. RETIREMENT SAVINGS PLAN, ROMULUS, PLYMOUTH & GALLIPOLIS PLANTS

APPENDIX E	BORGWARNER INC. RETIREMENT SAVINGS PLAN, SCHWITZER FACILITIES

APPENDIX F	BORGWARNER INC. RETIREMENT SAVINGS PLAN, COOLING SYSTEMS INC.

SUPPLEMENT I                                           INVESTMENT FUNDS

SUPPLEMENT II                                           ELIGIBILITY FOR RETIREE HEALTH ACCOUNT

SUPPLEMENT III                                           BORGWARNER INC. STOCK FUND RESTRICTIONS

BORGWARNER INC.
RETIREMENT SAVINGS PLAN
(As Amended and Restated Effective as of January 1, 2006)

ARTICLE 1 INTRODUCTION

Section 1.01 Establishment, Effective Date and Title of Plan.  Effective as of January 27, 1993, the Borg-Warner Automotive, Inc. Retirement Savings Plan (the “Plan”) was established for the benefit of certain employees of Borg-Warner Automotive, Inc. and its plants, subsidiaries, joint ventures and affiliates (collectively the “Company”).  The Plan was amended and restated effective as of April 1, 1994, amended and restated effective as of January 1, 1995, amended and restated effective as of January 1, 1997, and amended and restated effective as of January 1, 2000, including amendments through April 1, 2001.  Borg-Warner Automotive, Inc. changed its name to BorgWarner Inc. (the “Corporation”) on January 17, 2000 and the Plan was renamed the BorgWarner Inc. Retirement Savings Plan effective May 22, 2000.  The Plan is hereby further amended and restated effective as of January 1, 2006 (the “Effective Date”) to reflect various amendments made to the Plan since the previous restatement and to implement various amendments that are effective January 1, 2006.

Section 1.02 Purpose of Plan.  The purpose of the Plan is to provide retirement benefits and a method of long-term savings for Eligible Employees.

Section 1.03 Intent of Plan.  The Corporation intends that the Plan, as the same may be amended from time to time, shall constitute a qualified plan under the provisions of Section 401(a) of the Code with a cash or deferred arrangement under Section 401(k) of the Code and related or successor provisions of the Code and shall be in full compliance with ERISA.

Section 1.04 Appendices and Supplements.  Certain plants, subsidiaries, joint ventures, and affiliates of the Corporation may participate in the Plan in accordance with the appendices attached to the Plan (the “Appendices”).  The provisions of each Appendix amend certain provisions of the Plan with respect to “Employees” (and certain former “Employees”), as such term is defined in the applicable Appendix, and will take precedence over the provisions of the Plan for the Participants described in the applicable Appendix.  All other provisions of the Plan will apply.  In addition, the Plan may be amended by one or more supplements to the Plan (the “Supplements”), the provisions of which shall apply to all Participants unless otherwise provided in the applicable Supplement or Appendix.

ARTICLE 2 DEFINITIONS

The terms set forth in this Article 2, when used in the Plan, shall have the following meanings, unless the context clearly requires a different meaning.

Section 2.01 Actual Contribution Percentage.  The term “Actual Contribution Percentage” means, for purposes of Section 7.05, a percentage calculated using the prior year testing method in accordance with Treasury Regulation Sections 1.401(m)-2(a)(2) and (3) for:  (a) the group of Eligible Employees who are Highly Compensated Employees, or (b) the group of all other Eligible Employees.  For each group being tested, the Actual Contribution Percentage shall be the average of the following actual contribution ratios, which shall be calculated separately for each member of the group:  the sum of the Company Matching Contributions (to the extent required to be taken into account under Treasury Regulation Sections 1.401(m)-2(a)(4) and (5)) under Section 5.06, and if applicable, Section 6.02, and the After-Tax Contributions (to the extent required to be taken into account under Treasury Regulation Sections 1.401(m)-2(a)(4) and (5)) under Section 5.02 on behalf of each group member, divided by the Compensation of each group member.  The applicable year for determining the Actual Contribution Percentage for Eligible Employees who are non-Highly Compensated Employees shall be the Plan Year immediately preceding the Plan Year for which the ACP test is being performed and shall be determined using the actual deferral ratios described above for the Eligible Employees who were non-Highly Compensated Employees in that preceding Plan Year, regardless of whether those non-Highly Compensated Employees are Eligible Employees or non-Highly Compensated Employees in the Plan Year for which the ACP test is being calculated.  The Actual Contribution Percentage for Highly Compensated Employees is the average of the actual deferral ratios described above of the Eligible Employees who are Highly Compensated Employees for the Plan Year for which the ACP test is being calculated.

Section 2.02 Actual Deferral Percentage.  The term “Actual Deferral Percentage” means, for purposes of Section 7.04, a percentage calculated using the prior year testing method in accordance with Treasury Regulation Sections 1.401(k)-2(a)(2) and (3) for:  (a) the group of Eligible Employees who are Highly Compensated Employees, or (b) the group of all other Eligible Employees.  For each group being tested, the Actual Deferral Percentage shall be the average of the following actual deferral ratios, which shall be calculated separately for each member of the group:  the sum of the Before-Tax Contributions (to the extent required to be taken into account under Treasury Regulation Sections 1.401(k)-2(a)(4) and (5)) under Section 5.01 and, if applicable, Section 6.01, on behalf of each group member, divided by the Compensation of each group member.  The applicable year for determining the Actual Deferral Percentage for Eligible Employees who are non-Highly Compensated Employees shall be the Plan Year immediately preceding the Plan Year for which the ADP test is being performed and shall be determined using the actual deferral ratios described above for the Eligible Employees who were non-Highly Compensated Employees in that preceding Plan Year, regardless of whether those non-Highly Compensated Employees are Eligible Employees or non-Highly Compensated Employees in the Plan Year for which the ADP test is being calculated.  The Actual Deferral Percentage for Highly Compensated Employees is the average of the actual deferral ratios described above of the Eligible Employees who are Highly Compensated Employees for the Plan Year for which the ADP test is being calculated.

Section 2.03 Administrative Services Provider.  The term “Administrative Services Provider” means the person or entity appointed by the Committee to provide administrative services to the Plan.

Section 2.04 After-Tax Contributions.  The term “After-Tax Contributions” means the contributions made by a Participant pursuant to Section 5.02.  After-Tax Contributions are not intended to qualify as salary reduction contributions under Section 401(k) of the Code.

Section 2.05 Authorized Leave of Absence.  The term “Authorized Leave of Absence” means any absence of an Employee on account of time during which no duties are performed due to vacation, holiday, illness, incapacity, layoff of less than one (1) year, jury duty, bereavement, military duty or other leave of absence authorized by the Company under its applicable personnel practices administered in a uniform and nondiscriminatory manner.  During an Authorized Leave of Absence, a Participant shall be given credit for Years of Vested Service, provided that the Participant retires or returns to employment with the Company within the period specified in the Authorized Leave of Absence.

Section 2.06 Before-Tax Contributions.  The term “Before-Tax Contributions” means the contributions made by a Participant pursuant to Section 5.01 and, if applicable, Section 6.01.  Before-Tax Contributions are intended to qualify as salary reduction contributions under Section 401(k) of the Code.

Section 2.07 Beneficiary.  The term “Beneficiary” means the person, persons or trust designated under Section 3.05 or Section 11.02, as applicable, to receive a benefit under the Plan after the death of a Participant.

Section 2.08 Code.  The term “Code” means the Internal Revenue Code of 1986, as amended from time to time.

Section 2.09 Committee.  The term “Committee” means the committee set forth in Section 14.02.

Section 2.10 Common Stock.  The term “Common Stock” means the common stock, par value $0.01 per share, of BorgWarner Inc.

Section 2.11 Company.  The term “Company” means the Corporation, and, where applicable, its plants, subsidiaries, joint ventures, and affiliates which are participating in the Plan, as determined from time to time by the Committee.  Subsidiaries, joint ventures and affiliates of the Corporation shall participate in the Plan by taking the appropriate corporate action with the consent of the Committee.

Section 2.12 Company Matching Contributions.  The term “Company Matching Contributions” means those contributions made by the Company on behalf of Participants pursuant to Section 5.06 and, if applicable, Section 6.02.

Section 2.13 Company Retirement Account.  The term “Company Retirement Account” means the account maintained for each Participant showing the aggregate of the Company Retirement Contributions made on such Participant’s behalf pursuant to Section 4.01 and certain amounts transferred to the Plan pursuant to Section 8.01, after adjustment for earnings, changes in market valuation, Forfeitures or distributions, if any.  Vesting of a Participant’s Company Retirement Account shall be determined pursuant to the definition of the term Vested Portion.

Section 2.14 Company Retirement Contributions.  The term “Company Retirement Contributions” means those contributions made by the Company on behalf of Participants pursuant to Section 4.01.

Section 2.15 Compensation.  Except as otherwise provided in the applicable Appendix, the term “Compensation” means direct compensation in the form of salary or wages paid by the Company to an Eligible Employee for services performed during a Plan Year, including straight time pay, overtime premium, commissions, bonuses, salary continuation, vacation pay, holiday pay, bereavement pay, jury duty pay and short term military pay, Before-Tax Contributions under this Plan, and any other elective deferrals made by the Eligible Employee which are excluded from the Employee’s gross income by reason of Code Sections 125 or 132(f)(4), but excluding accident and sickness pay, reimbursement for education or relocation expenses, severance or transitional income pay, amounts contributed by the Company to a nonqualified deferred compensation plan and other taxable fringe benefits provided by the Company.    Compensation shall be limited for all Plan purposes to $200,000 per Participant, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code.

For purposes of determining the Actual Contribution Percentage and Actual Deferral Percentage the term “Compensation” shall have a meaning permitted under Section 414(s) of the Code and the regulations thereunder, with any such definitions to be consistently applied for each testing year.  For purposes of determining who is a Highly Compensated Employee, Section 7.03, and Section 15.14, the term “Compensation” shall have the meaning set forth in Section 415(c)(3) of the Code.

Section 2.16 Corporation.  The term “Corporation” means BorgWarner Inc. (formerly called Borg-Warner Automotive Inc.), a Delaware corporation, and any successor thereto which continues the Plan as provided in Section 17.01.

Section 2.17 Effective Date.  The term “Effective Date” means, except as otherwise provided herein, January 1, 2006, the effective date of the Plan as amended and restated herein.

Section 2.18 Eligible Employee.  Except as otherwise provided in the applicable Appendix, the term “Eligible Employee” means:

(a)
For purposes of eligibility for Company Retirement Contributions in accordance with Section 4.01, an Employee shall be an “Eligible Employee” as of the date such Employee has completed sixty (60) days of employment with the Company or a Related Employer;

(b)
For purposes of eligibility to authorize Before-Tax Contributions and After-Tax Contributions in accordance with Article 5, and, if applicable, Before-Tax Contributions pursuant to Section 6.01, and for purposes of eligibility for Company Matching Contributions in accordance with Section 5.06, and, if applicable, Section 6.02, an Employee shall be an “Eligible Employee” as of the Employee’s Employment Commencement Date.

Notwithstanding the foregoing, an Employee who elected to remain a participant in the Borg-Warner Corporation Retirement Plan effective as of June 1, 1988 (now known as the BorgWarner Inc. Retirement Plan) shall be an Eligible Employee for purposes of the Savings Account but shall not be an Eligible Employee for purposes of the Company Retirement Account and Retiree Health Account.

Section 2.19 Employee.  Except as otherwise provided in the applicable Appendix, the term “Employee” means (a) any resident of the United States who is a common law employee of the Company, or (b) any citizen of the United States who is a common law employee of the Company or a foreign subsidiary of the Company which subsidiary has entered into an agreement with the Company under Section 3121(1) of the Code which is in effect, and, in either case, as to whom no contributions under a funded plan of deferred compensation are being made by the Company or any other entity.  If approved by the Committee, the term Employee may include a non-U.S. citizen who is employed by the Company outside the United States.

The term “Employee” excludes:  (a) any non-U.S. citizen who is employed by the Company outside the United States, unless approved by the Committee to be an Employee; (b) any leased employee who performs services for the Company, except to the extent required by Section 414(n) of the Code (Any employer contributions to a tax-qualified retirement plan provided on behalf of such leased employee by the leasing organization for service provided to the Company shall for all purposes of the Plan be treated as contributions by the Company.); (c) any non-U.S. citizen who is temporarily transferred to the Company, (d) all agents, consultants, independent contractors and self-employed individuals (whether or not such an individual is reclassified as a common law employee for wage and hour purposes); and (e) any Highly Compensated Employee who has an employment agreement with the Company and who is provided retirement benefits by the Company, its subsidiaries, joint ventures or affiliates under any other plan or program.  Further, an employee who is employed within a collective bargaining unit recognized as such by the Company shall not become or remain a Participant who is eligible for contributions under Articles 4, 5, or 6 unless and until mutually satisfactory agreements have been reached with the union bargaining agent for coverage of the employees in the bargaining unit represented by the union under the terms of the Plan, together with such other waivers as the Company may deem necessary in light of local contractual situations.

Section 2.20 Employment Commencement Date.  The term “Employment Commencement Date” means the date on which an Employee first performs an Hour of Service for the Company.

Section 2.21 ERISA.  The term “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

Section 2.22 Forfeiture.  The term “Forfeiture” means the Unvested Portion of a Participant’s RSP Account that will be forfeited by a Participant upon severance from employment as provided in Sections 11.01 and 11.05.  Each Forfeiture shall be applied solely to reduce the amount of Company Retirement Contributions and Company Matching Contributions otherwise payable by the Company.  No part of any Forfeiture may be applied to increase the benefits any Participant otherwise would receive under the Plan.

Section 2.23 Highly Compensated Employee.  The term “Highly Compensated Employee” means each Employee of the Company or a Related Employer who:

(a)	was a five percent (5%) owner (as defined in Section 416(i)(1)(B)(i) of the Code) of the Company or a Related Employer at any time during the Plan Year or the preceding Plan Year; or

(b)
received Compensation from the Company or a Related Employer in excess of $80,000 during the preceding Plan Year.  The $80,000 limit shall be adjusted for inflation pursuant to Sections 414(q) and 415(d) of the Code.

A former employee shall be treated as a Highly Compensated Employee if such individual was a Highly Compensated Employee when he separated from service, or if such individual was a Highly Compensated Employee at any time after attaining age fifty-five (55).  The determination of Highly Compensated Employees shall be made in accordance with Section 414(q) of the Code and applicable Treasury Regulations.

Section 2.24 Hour of Service.  The term “Hour of Service” means each hour for which an Employee is directly or indirectly paid or entitled to payment by the Company for the performance of services.

Section 2.25 Investment Funds or Funds.  The term “Investment Funds” or “Funds” means, as the context requires, any one or all of the funds provided for in Article 9 and as set forth in Supplement I.

Section 2.26 Normal Retirement Date.  The term “Normal Retirement Date” means the last day of the calendar month coincident with or immediately following the day on which a Participant attains age sixty-five (65).

Section 2.27 One Year Period of Severance.  The term “One Year Period of Severance” means the twelve (12) month period beginning on a Participant’s Severance from Service Date and each successive twelve (12) month period during which the Participant does not perform an Hour of Service.

Section 2.28 Participant.  The term “Participant” means any Eligible Employee or former Eligible Employee for whom an RSP Account is maintained under the Plan.

Section 2.29 Payroll Period.  The term “Payroll Period” means the period for which the Participant is directly or indirectly paid or entitled to payment by the Company for the performance of services.

Section 2.30 Permanent Disability.  The term “Permanent Disability” means that the Eligible Employee has been determined to be disabled under the applicable long term disability plan of the Company in which the Eligible Employee participates.

Section 2.31 Plan.  The term “Plan” means the BorgWarner Inc. Retirement Savings Plan, including any Appendices or Supplements, as set forth herein and as from time to time amended and in effect.

Section 2.32 Plan Administrator.  The term “Plan Administrator” means the person or persons appointed to administer the Plan pursuant to Section 14.03.

Section 2.33 Plan Year.  The term “Plan Year” means the administrative year of the Plan and Trust, which is maintained on a January 1 through December 31 basis.

Section 2.34 Reemployment Commencement Date.  The term “Reemployment Commencement Date” means the date on which an Employee first performs an Hour of Service for the Company after a One Year Period of Severance.

Section 2.35 Related Employer.  The term “Related Employer” means (a) any corporation that is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) that includes the Corporation, (b) any trade or business (whether or not incorporated) that is under common control (as defined in Section 414(c) of the Code) with the Corporation, (c) any member of an affiliated service group (as defined in Section 414(m) of the Code) of which the Company is also a member, and/or (d) any entity required to be aggregated with the Company pursuant to Section 414(o) of the Code.

Section 2.36 Retiree Health Account.  The term “Retiree Health Account” means the account maintained for each Participant showing the aggregate of the Before-Tax Contributions made on such Participant’s behalf pursuant to Section 6.01 and Company Matching Contributions made on such Participant’s behalf pursuant to Section 6.02 after adjustment for earnings, changes in market valuation, Forfeitures or distributions, if any.  A Participant shall at all times have a fully vested, nonforfeitable interest in the balance in his Retiree Health Account attributable to Before-Tax Contributions.  Vesting of the balance in a Participant’s Retiree Health Account attributable to Company Matching Contributions shall be determined pursuant to the definition of Vested Portion.

Section 2.37 Rollover Contributions.  The term “Rollover Contributions” means the elective contributions made to the Plan by a Participant pursuant to Section 8.02.

Section 2.38 RSP Account.  The term “RSP Account” means the account maintained for each Participant consisting of a Company Retirement Account, a Savings Account, and, if applicable, a Retiree Health Account.

Section 2.39 Savings Account.  The term “Savings Account” means the account maintained for each Participant showing the aggregate of Before-Tax Contributions, After-Tax Contributions, Company Matching Contributions, and Rollover Contributions made by or on behalf of a Participant pursuant to Article 5, as well as amounts transferred to the Plan pursuant to Section 8.01, after adjustment for earnings, changes in market valuation, Forfeitures, or distributions, if any.  A Participant shall at all times have a fully vested and nonforfeitable interest in the balance of his Savings Account; provided, however, that vesting in the balance of his Savings Account attributable to Company Matching Contributions shall be determined pursuant to the definition of Vested Portion.  The Plan Administrator may establish such sub-accounts as it deems necessary to separately record the amounts of Before-Tax Contributions, After-Tax Contributions, Company Matching Contributions, Rollover Contributions, and transferred balances in a Participant’s Savings Account.

Section 2.40 Severance from Service Date.  The term “Severance from Service Date” means the date on which an Employee’s employment with the Company is severed, which shall occur on the earlier of:  (a) the date on which the Employee quits, is discharged, retires or dies, or (b) the first day immediately following a one (1) year period during which the Employee remains absent from employment for any reason other than those specified in (a) above; provided, however, that if the Employee is on an Authorized Leave of Absence (including layoff status with recall rights) at the end of such one (1) year period, his Severance from Service Date shall occur on the expiration date of such Authorized Leave of Absence (including the expiration date of his recall rights) unless he returns to active employment with the Company prior to that date.  If an Employee is on a layoff with recall rights, the Plan Administrator prior to the expiration of the Employee’s recall rights, may, upon a request from the Employee, approve a Severance from Service Date which shall be considered to be the last day worked by the Employee.  Notwithstanding the foregoing, a Severance from Service Date shall not be deemed to have occurred until the second anniversary of the first day of an absence from work due to (w) the pregnancy of the Employee, (x) the birth of a child of the Employee, (y) the placement of a child in connection with the adoption of the child by the Employee, or (z) the caring for the child by the Employee during the period immediately following the child’s birth or placement for adoption.

Section 2.41 Trust.  The term “Trust” means the trust or trusts established pursuant to Section 13.01.

Section 2.42 Trustee.  The term “Trustee” means the trustee or trustees appointed by the Committee pursuant to Section 13.02, and any successor trustee or trustees.

Section 2.43 Unvested Portion.  The term “Unvested Portion” means (a) that portion of the balance in a Participant’s Company Retirement Account attributable to Company Retirement Contributions which is not the Vested Portion, (b) that portion of the balance in a Participant’s Savings Account attributable to Company Matching Contributions which is not the Vested Portion, and (c) if applicable, that portion of the balance in a Participant’s Retiree Health Account attributable to Company Matching Contributions which is not the Vested Portion.

Section 2.44 Valuation Date.  The term “Valuation Date” means a date as of which each Investment Fund is valued and the RSP Accounts are adjusted as provided in Article 9.  Valuation Dates shall be each business day (any day on which the New York Stock Exchange is open for trading and on which the principal office of the Administrative Services Provider is open) during the Plan Year.

Section 2.45 Vested Portion.  Except as otherwise provided in the applicable Appendix, the term “Vested Portion” means (a) that portion of the balance in a Participant’s Company Retirement Account attributable to Company Retirement Contributions which results from the application of the following schedule, (b) that portion of the balance in a Participant’s Savings Account attributable to Company Matching Contributions which results from the application of the following schedule, and (c) if applicable, that portion of the balance in a Participant’s Retiree Health Account attributable to Company Matching Contributions which results from the application of the following schedule:

Years of Vested Service	Vested Portion
Less than Three (3)	0%
Three (3) or more	100%

provided, however, that (i) the balance in a Participant’s Company Retirement Account attributable to Company Retirement Contributions, (ii) the balance in a Participant’s Savings Account attributable to Company Matching Contributions, and (iii) if applicable, the balance in a Participant’s Retiree Health Account attributable to Company Matching Contributions shall become fully vested and nonforfeitable on the date on which the Participant attains age sixty-five (65), suffers a Permanent Disability, or dies, provided he is employed by the Company on that date.

A Participant shall at all times have a fully vested and nonforfeitable interest in the balance, if any, in:  (x) if applicable, his Company Retirement Account attributable to amounts rolled over from the BorgWarner Inc. Retirement Plan or transferred pursuant to Section 8.01; (y) his Savings Account attributable to Before-Tax Contributions, After-Tax Contributions, and Rollover Contributions, and attributable to amounts transferred pursuant to Section 8.01; and (z) if applicable, his Retiree Health Account attributable to Before-Tax Contributions.

Section 2.46 Year of Vested Service.  Except as otherwise provided in the applicable Appendix, the term “Year of Vested Service” means each twelve (12) month period of employment with the Company.  An Employee shall be credited with Years of Vested Service based on the time elapsed between the Employee’s Employment Commencement Date and his Severance from Service Date. However, if an Employee who is absent from service with the Company is rehired before incurring a One Year Period of Severance, the Employee’s period of absence from service shall be included in his Years of Vested Service. Any period during which an Employee is on an Authorized Leave of Absence (including layoff status with recall rights) shall be considered as service for purposes of determining Years of Vested Service and shall not result in a One-Year Period of Severance.  Further, any period during which an Employee is on an Authorized Leave of Absence (including layoff status with recall rights) or employed with a Related Employer shall be included in determining an Employee’s Years of Vested Service.

ARTICLE 3 PARTICIPATION

Section 3.01 Commencement of Participation in Company Retirement Account and Savings Account.  Employees of the Company who are participating in the Company Retirement Account and Savings Account as of the Effective Date, shall continue to participate in the Company Retirement Account and Savings Account as of the Effective Date under the applicable Appendix.  Beginning on the Effective Date, except as otherwise provided in subsection 5.01(a) and the applicable Appendix, an Employee shall commence participation in the Company Retirement Account on the first day of the first Payroll Period immediately following the date the Employee first becomes an Eligible Employee, and an Employee may commence participation in the Savings Account on the first day of the first Payroll Period immediately following the date the Employee first becomes an Eligible Employee or as soon as practicable thereafter; provided that such Eligible Employee has filed a proper election with the Administrative Services Provider.  If an Eligible Employee does not elect to participate in the Savings Account when he is first eligible to do so, such Eligible Employee may commence participation as of the first day of the first Payroll Period immediately following the date he elects to commence participation under Section 5.01, or soon as administratively feasible thereafter.  The Trustee shall establish and maintain for each Participant a Company Retirement Account and Savings Account, each of which shall be invested as provided in Article 9.

Section 3.02 Commencement of Participation in the Retiree Health Account.  Employees of the Company who are participating in the Retiree Health Account, as of the Effective Date, shall continue to participate in the Retiree Health Account under the Plan as of the Effective Date.  Beginning on the Effective Date, except as otherwise provided in Supplement II, an Employee may commence participation in the Retiree Health Account on the first day of the first Payroll Period immediately following the date the Employee first becomes an Eligible Employee and meets the requirements of Section 6.01.  If an Eligible Employee, who is hired on (or rehired on or after) the Effective Date or the date specified in the applicable Appendix, does not elect to participate in the Retiree Health Account pursuant to Section 6.01 when he is first eligible to do so, such Eligible Employee may commence participation as of the first day of the first Payroll Period immediately following the date he elects to commence participation under Section 6.01, or soon as administratively feasible thereafter.  The Trustee shall establish and maintain a Retiree Health Account for each Eligible Employee who has filed a proper election with the Administrative Services Provider.  The Company intends that the Retiree Health Account shall constitute an “accident or health plan” under Sections 105 and 106 of the Code and, to the extent permitted under the Code, payments made from the Retiree Health Account shall not be taxable.

Section 3.03 Participation After One Year Period of Severance.  If a Participant incurs a severance from employment with the Company for any reason and he subsequently is reemployed by the Company after incurring a One Year Period of Severance, he shall be eligible to become a Participant again on his Reemployment Commencement Date, provided his prior Years of Vested Service are not disregarded under subsection 11.05(c).  The participation of any Employee whose prior Years of Vested Service are disregarded under subsection 11.05(c) and who is so reemployed shall commence when he satisfies the requirements of Section 3.01 and, if applicable, Section 3.02 after his Reemployment Commencement Date.

Section 3.04 Participation Upon Return from Authorized Leave of Absence (Including Layoff Status with Recall Rights).  A Participant who returns from an Authorized Leave of Absence (including layoff status with recall rights) shall resume participation in the Plan as of the first day of the first Payroll Period immediately following the date such Participant returns to active employment with the Company or as soon as practicable thereafter.

Section 3.05 Designation of Beneficiary.  A Participant, by instrument executed and delivered to the Administrative Service Provider during his lifetime, shall designate a Beneficiary to whom distribution shall be made in the event of his death prior to the full receipt of his interest under the Plan.  The designation may be in favor of one or more Beneficiaries, may include contingent as well as primary designations and named or unnamed trustees under any will or trust agreement, may apportion the benefits payable in any manner among the Beneficiaries and shall include the full name and post office address of each Beneficiary; provided, however, that a married Participant’s primary Beneficiary shall be, at all times while the Participant is married, his current spouse only (unless the spouse consents in writing, properly notarized, to the naming by the Participant of someone other than the spouse as a primary Beneficiary and the consent acknowledges the financial effect of the waiver and further acknowledges the nonspouse beneficiary(ies), class of beneficiaries or contingent beneficiary(ies) and the specific form of payment, if any, chosen by the Participant).

Any designation pursuant to this Section 3.05 may be changed or revoked by the Participant at any time and from time to time by similar instrument delivered to the Administrative Service Provider in a manner approved by the Plan Administrator.  The most recent designation form on file shall control as of any date.  Subject to the provisions of Section 9.11, a Beneficiary with rights under the Plan which will or may survive such Beneficiary’s death may designate a Beneficiary of those rights in the same manner and subject to the same limitations applicable to a Participant, except that the spousal consent requirement shall not apply.  Distribution of any benefits with respect to which a Participant (or a Beneficiary so entitled) fails effectively to designate a Beneficiary or successor Beneficiary shall be made as provided in Section 11.02.  If concurrent Beneficiaries are named without specifying the proportion of benefits due to each, distribution shall be made in equal shares to those Beneficiaries.  Any distribution other than to the estate of the person entitled to make the designation shall not be subject to the claims of creditors of that person.

Section 3.06 Transfer from and to a Tax-Qualified Defined Benefit Pension Plan or Tax-Qualified Defined Contribution Plan of a Related Employer.

(a)
If an Eligible Employee who participates in a tax qualified defined benefit pension plan to which the Company or a Related Employer contributes becomes a Participant eligible to receive a Company Retirement Contribution pursuant to Section 4.01, then such Participant shall not accrue any benefit under such tax qualified defined benefit pension plan for service with respect to which he is eligible to receive a Company Retirement Contribution.

(b)
If an Eligible Employee who participates in a tax qualified defined contribution plan to which the Company or a Related Employer contributes becomes a Participant eligible to receive a Company Retirement Contribution pursuant to Section 4.01, then such Participant shall not accrue any further benefit under the former tax qualified defined contribution plan for service with respect to which he is eligible to receive a Company Retirement Contribution.  If an Eligible Employee who is a Participant in the Plan under an Appendix becomes a Participant in the Plan under a different Appendix, then such Participant shall not accrue any further benefit under the former Appendix for service with respect to which he is eligible to receive a Company Retirement Contribution.

(c)
If a Participant ceases to be eligible to receive a Company Retirement Contribution pursuant to Section 4.01 and participates in any tax qualified defined benefit pension plan of the Company or a Related Employer, the provisions of which would grant the Participant credit for service for the period during which he was eligible to receive a Company Retirement Contribution, the Participant may upon retirement elect under the tax-qualified defined benefit pension plan to:  (i) receive his vested accrued benefit under the terms of the tax-qualified defined benefit pension plan and forfeit the Vested Portion of his Company Retirement Account, or (ii) receive his vested accrued benefit under the tax-qualified defined benefit pension plan, reduced by the actuarially equivalent benefit amount of the Vested Portion of the balance in his Company Retirement Account (as determined by an actuary selected by the Plan Administrator), and receive the Vested Portion of the balance in his Company Retirement Account.

ARTICLE 4 CONTRIBUTIONS TO COMPANY RETIREMENT ACCOUNT

Section 4.01 Company Retirement Contributions.

(a)
Regular Contributions.  Except as otherwise provided in the applicable Appendix and subject to the provisions of Article 7, commencing with the first Payroll Period following eligibility, the Company shall make a Company Retirement Contribution to the Participant’s Company Retirement Account for each Payroll Period on behalf of each Participant who is an Eligible Employee at any time during such Payroll Period; provided, however, that no Company Retirement Contribution shall be made to the Participant’s Company Retirement Account on behalf of a Participant who elected on or before May 16, 1988 to continue participation in the Borg-Warner Corporation Retirement Plan (now known as the BorgWarner Inc. Retirement Plan).  The amount of such Company Retirement Contribution shall be computed on the following basis:

Years of Vested Service as of each January 1	Company Retirement Contribution on % of Compensation under Social Security Wage Base	Company Retirement Contribution on % of Compensation over Social Security Wage Base
Less than or equal to ten (10)	4%	8%
Greater than ten (10), but less than or equal to twenty (20)	5%	10%
Greater than twenty (20)	6%	11.5%

Except as otherwise provided in the applicable Appendix, the Company shall make an additional Company Retirement Contribution to the Trustee on behalf of each Participant who (i) participated in a qualified benefit plan of Borg-Warner Corporation and its plants, divisions, subsidiaries, joint ventures and affiliates as of May 31, 1988, and (ii) attained age forty-five (45) as of December 31, 1988, as follows:

Attained Age as of December 31, 1988	Additional Company Retirement Contribution
At least forty-five (45) but less than fifty (50)	1% of Compensation
Greater than or equal to fifty (50)	2% of Compensation

(b)
Contributions During Military Leave.  If a Participant is on an Authorized Leave of Absence for active military duty as a result of the deployment of the United States Armed Services to foreign nations, the Company will make a Company Retirement Contribution on behalf of such Participant in accordance with the Company’s applicable personnel practices regarding such deployments; provided, however, that such contributions shall be made in accordance with Section 414(u) of the Code.

ARTICLE 5 CONTRIBUTIONS TO SAVINGS ACCOUNT

Section 5.01 Authorization of Before-Tax Contributions.

(a)
Regular Election.  At the time an Eligible Employee becomes a Participant, he may file an initial election with the Administrative Service Provider authorizing the Company to make before-tax deductions for each Payroll Period from his Compensation for deposit with the Trustee in the Participant’s Savings Account, subject to the limitations of Article 7, in an amount not less than one percent (1%) nor more than twenty-eight percent (28%) of his Compensation for such Payroll Period, in whole multiples of one percent (1%), which amount shall be characterized as Before-Tax Contributions.  The first three percent (3%) of such Before-Tax Contributions shall be eligible for Company Matching Contributions as described in Section 5.06.  With respect to any Eligible Employee whose Employment Commencement Date is on or after June 1, 2003 and who fails to file an initial election during his first sixty (60) days of employment with the Company, and with respect to any Eligible Employee who is employed by the Company on January 21, 2006 and who has not filed an initial election as of that date, such Eligible Employee shall automatically become a Participant in the Savings Account beginning with the next following Payroll Period, or as soon as practicable thereafter, and shall be deemed to have authorized the Company to make deductions for each Payroll Period from his Compensation for deposit with the Trustee in the Participant’s Savings Account in an amount equal to three percent (3%) of his Compensation for such Payroll Period, which amount shall be characterized as Before-Tax Contributions and shall be eligible for Company Matching Contributions as described in Section 5.06.

(b)
Military Leave Election.  A Participant returning to active employment with the Company from qualified military leave pursuant to the provisions of the Uniformed Services Employment and Reemployment Rights Act of 1994, may file an election with the Administrative Services Provider authorizing the Company to make deductions for each Payroll Period from his Compensation for deposit with the Trustee in the Participant’s Savings Account in the amount equal to the contribution rate that he could have contributed under subsection (a) during the period of military leave had the Participant been in active employment during such period; provided, however, this amount shall be reduced by any contributions made under subsection (a) during such military leave.  To make such contributions, a Participant must make this military leave election and make the contributions thereunder during the period beginning with the Payroll Period occurring on or immediately following his reemployment date.  Such period may continue for up to three times the length of the Participant’s immediate past period of military service, with the repayment period not to exceed five (5) years.  If the Participant enters a second period of military service during the make-up period for a prior period of military service, the repayment period for the first period of service will continue to run during the subsequent period of service.  When the Participant returns from the second period of service, the repayment period for the second period shall begin on the second reemployment date, and the Participant may have any time still remaining from the first period if it did not run out during the second period.  Notwithstanding anything in the Plan to the contrary, contributions under this subsection (b) shall be made in accordance with Section 414(u) of the Code.  Amounts contributed pursuant to this subsection (b) shall be characterized as Before-Tax Contributions and shall be eligible for Company Matching Contributions as described in Section 5.06.

(c)
Catch-Up Contributions.  Each Participant who is eligible to make Before-Tax Contributions to his Savings Account and who has attained age 50 before the close of a Plan Year shall be eligible to make additional Before-Tax Contributions in the form of “catch-up contributions” for such Plan Year in accordance with, and subject to the limitations of, Section 414(v) of the Code and the Treasury Regulations thereunder.  Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Sections 402(g) and 415 of the Code.  The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

Section 5.02 Authorization of After-Tax Contributions.  At the time an Eligible Employee becomes a Participant, he may file an initial election with the Administrative Services Provider authorizing the Company to make after-tax deductions for each Payroll Period from his Compensation for deposit with the Trustee in the Participant’s Savings Account in an amount not less than one percent (1%) nor more than twenty-eight percent (28%) of his Compensation for such Payroll Period, in whole multiples of one percent (1%), which shall be characterized as After-Tax Contributions and shall not be eligible for Company Matching Contributions as described in Section 5.06; provided, however, that the aggregate amount such Participant may contribute pursuant to Section 5.01 and this Section 5.02 shall not exceed twenty-eight percent (28%) of his Compensation for each Payroll Period.

Section 5.03 Before-Tax Contribution and After-Tax Contribution Deductions.  The Company shall deduct the Participant’s Before-Tax Contributions and After-Tax Contributions under this Article 5 from his Compensation for each Payroll Period and shall transmit the sums so deducted to the Trustee for investment as provided in Article 9.  Such transmittal shall be made as soon as practicable after the Administrative Services Provider confirms the information provided by the Company.  The interest of each Participant in that portion of his Savings Account attributable to Before-Tax Contributions and After-Tax Contributions shall be fully vested and nonforfeitable at all times.

Section 5.04 Change in Rate of Before-Tax Contributions and After-Tax Contributions.  Within the limitations provided in Sections 5.01 and 5.02, a Participant may change the rate of his Before-Tax Contributions and/or After-Tax Contributions attributable to the elections the Participant made under Sections 5.01 and 5.02 as of the first day of the Payroll Period immediately following the completion of the processing of the request.

Section 5.05 Suspension/Resumption of Before-Tax Contributions and After-Tax Contributions.  A Participant may elect to suspend or subsequently resume his Before-Tax Contributions and/or After-Tax Contributions attributable to the elections the Participant made under Sections 5.01 and 5.02 as of the first day of the Payroll Period immediately following the completion of the processing of the request.

Section 5.06 Company Matching Contributions to Savings Account.  Except as otherwise provided in the applicable Appendix and subject to the provisions of Article 7, the Company shall make a Company Matching Contribution to a Participant’s Savings Account for each Payroll Period on behalf of each Participant who is an Eligible Employee at any time during such Payroll Period, provided such Participant makes a Before-Tax Contribution to his Savings Account during such Payroll Period.  Except as otherwise provided in the applicable Appendix, the Company Matching Contribution shall be an amount equal to the Participant’s Before-Tax Contribution which he made to his Savings Account pursuant to Section 5.01 during such Payroll Period, up to a maximum of three percent (3%).  Company Matching Contributions may, at the discretion of the Corporation, be made in Common Stock.

ARTICLE 6 CONTRIBUTIONS TO RETIREE HEALTH ACCOUNT

Section 6.01 Authorization of Before-Tax Contributions.

(a)
Regular Election.  An Eligible Employee described in Section 3.02 becomes a Participant in the Retiree Health Account by making an election with the Administrative Services Provider authorizing the Company to make deductions for each Payroll Period from his Compensation for deposit with the Trustee in the Participant’s Retiree Health Account.  Subject to the limitations of Article 7, such deductions shall be an amount not less than one percent (1%) nor more than three percent (3%) of the Participant’s Compensation for such Payroll Period, in whole multiples of one percent (1%).  Amounts contributed pursuant to this subsection (a) shall be characterized as Before-Tax Contributions, provided that such contributions are made in accordance with the terms of the Code, and shall be eligible for Company Matching Contributions as described in Section 6.02.  A Participant may change the rate of his Before-Tax Contributions, or suspend or subsequently resume his Before-Tax Contributions, as of the first day of the Payroll Period immediately following the completion of the processing of the request.

(b)
Military Leave Election.  A Participant returning to active employment with the Company from qualified military leave pursuant to the provisions of the Uniformed Services Employment and Reemployment Rights Act of 1994, may file an election with the Administrative Services Provider authorizing the Company to make deductions for each Payroll Period from his Compensation for deposit with the Trustee in the Participant’s Retiree Health Account in the amount equal to the contribution rate that he could have contributed under subsection (a) during the period of military leave had the Participant been in active employment during such period; provided, however, this amount shall be reduced by any contributions made under subsection (a) during such military leave.  To make such contributions, a Participant must make this military leave election and make the contributions thereunder during the period beginning with the Payroll Period occurring on or immediately following his reemployment date.  Such period may continue for up to three times the length of the Participant’s immediate past period of military service, with the repayment period not to exceed five (5) years.  If the Participant enters a second period of military service during the make-up period for a prior period of military service, the repayment period for the first period of service will continue to run during the subsequent period of service.  When the Participant returns from the second period of service, the repayment period for the second period shall begin on the second reemployment date, and the Participant may have any time still remaining from the first period if it did not run out during the second period.  Notwithstanding anything in the Plan to the contrary, contributions under this subsection (b) shall be made in accordance with Section 414(u) of the Code.  Amounts contributed pursuant to this subsection (b) shall be characterized as Before-Tax Contributions and shall be eligible for Company Matching Contributions as described in Section 6.02.

(c)
Before-Tax Contribution Deductions.  The Company shall deduct the Participant’s Before-Tax Contributions under this Section 6.01 from his Compensation for each Payroll Period and shall transmit the sums so deducted to the Trustee for investment as provided in Section 9.03.  Such transmittal shall be made as soon as practicable after the Administrative Services Provider confirms the information provided by the Company.  The interest of each Participant in that portion of his Retiree Health Account attributable to Before-Tax Contributions shall be fully vested and nonforfeitable at all times.

Section 6.02 Amount of Company Matching Contributions to a Participant’s Retiree Health Account.  For each Payroll Period, subject to the limitations set forth in Article 7, the Company shall make a Company Matching Contribution to the Participant’s Retiree Health Account on behalf of each Participant who is an Eligible Employee at any time during such Payroll Period, provided such Participant makes Before-Tax Contributions to his Retiree Health Account during such Payroll Period.  To the extent permitted under the Code, the Company Matching Contribution shall be an amount equal to one hundred percent (100%) of the Participant’s Before-Tax Contributions made to his Retiree Health Account during such Payroll Period, up to a maximum Company Matching Contribution to the Participant’s Retiree Health Account of $500 per calendar year.  Company Matching Contributions to the Participant’s Retiree Health Account may, at the discretion of the Corporation, be made in Common Stock.

ARTICLE 7 LIMITATIONS ON CONTRIBUTIONS TO THE PLAN

Section 7.01 Limitation on Amount of Company Retirement Contributions and Company Matching Contributions.  Company Retirement Contributions and Company Matching Contributions made by any party to the Plan which, along with the Corporation, is a member of an affiliated group within the meaning of Section 1504 of the Code (for purposes of this Section 7.01, a “Member”) shall be made only on behalf of Participants who are Eligible Employees of the contributing Member, and Company Retirement Contributions and Company Matching Contributions shall be made only from current or accumulated earnings or profits of such Member, subject to Section 1.404(a)-10 of the Treasury Regulations.

If any Member is prevented from making a contribution which it otherwise would have made by reason of having no current or accumulated earnings or profits, or because such earnings or profits are less than the contribution which it otherwise would have made, then so much of the contribution which such Member was so prevented from making may be made for the benefit of the Participants who are Eligible Employees of such Member by any of the other Members to the extent of each such other Member’s current or accumulated earnings or profits.  If the Members do not file a consolidated federal income tax return, such contribution by each such other Member shall be limited to that portion of its total current and accumulated earnings or profits remaining after adjustment for its contributions on behalf of Participants who are its own Eligible Employees which the total prevented contribution bears to the total current and accumulated earnings or profits of all such other Members remaining after adjustment for all contributions on behalf of Participants who are their own Eligible Employees.

The Corporation may waive the earnings and profits limitation under this Section 7.01 for any Plan Year for any and all Members.  The amount of contributions made by any Member for a Plan Year shall not exceed the amount deemed to be deductible in computing the taxable income of such Member (taking into account all contributions under all of such Member’s tax-qualified plans and all privileges and limitations of carryovers and carryforwards as established by law) for the purpose of computing taxes on or measured by income under the provisions of the Code and/or any other laws in effect from time to time.

A contribution which was made by a Member upon a mistake of fact, or conditioned upon initial qualification of the Plan or upon the deductibility of the contribution under Section 404 of the Code (all contributions to this Plan shall be made conditioned on the deductibility of such contributions) shall, upon a contributing Member’s request, be returned to such Member within one (1) year after the payment of the mistaken contribution, the denial of qualification or the disallowance of the deduction (to the extent disallowed), whichever is applicable.

Section 7.02 Yearly Limitations on Before-Tax Contributions.  No Participant shall be permitted to have Before-Tax Contributions made under the Plan during any calendar year in excess of the dollar limitation contained in Section 402(g) of the Code, reduced by the Participant’s elective deferrals for such year under any other salary reduction arrangement under Sections 401(k) or 403(b) of the Code, except to the extent permitted under Section 5.01(c) of the Plan and Section 414(v) of the Code, if applicable.  Any Before-Tax Contributions made by the Company on behalf of a Participant in excess of the Code Section 402(g) limit in effect for the applicable calendar year shall be returned to the Participant (with earnings attributable thereto) no later than the April 15 following the close of the calendar year to which such excess relates.

Section 7.03 Maximum Annual Additions to RSP Account.  Notwithstanding any other provision of the Plan, except to the extent permitted under Section 5.01(c) of the Plan and Section 414(v) of the Code, if applicable, the “total additions” to a Participant’s RSP Account for any limitation year shall not exceed an amount equal to the lesser of:

(a)	$40,000 adjusted for each limitation year to take into account any cost-of-living increase provided for that limitation year under Section 415(d) of the Code; or

(b)	One-hundred percent (100%) of the Compensation paid to the Participant by the Company in the limitation year.

For purposes of this Section 7.03, the term “limitation year” shall mean the Plan Year.  For purposes of this Section 7.03, the term “total additions” shall mean, with respect to each Participant for each limitation year, the aggregate of the Company Retirement Contributions, Company Matching Contributions, Before-Tax Contributions and After-Tax Contributions allocated to his RSP Account.  In the case of allocations resulting from contributions made by or on behalf of Participants returning from qualified military service, adjustments will be made to the limitations described in this Section 7.03 to the extent permitted under Section 414(u) of the Code.

If any Participant’s total additions exceed the applicable maximum limitation set forth above, contributions shall be returned to the Participant or the contributing Company pursuant to the requirements of Section 1.415-6(b)(6) of the Treasury Regulations to the extent necessary and in the following priority:

(u)	First, After-Tax Contributions to the Participant’s Savings Account shall be returned to the Participant with earnings thereon;

(v)
Second, if applicable, Before-Tax Contributions to the Participant’s Retiree Health Account shall be placed in a suspense account and reallocated to the Participant’s Retiree Health Account, to the extent permitted under the Code, in the following year and any earnings on these Before-Tax Contributions shall be forfeited;

(w)
Third, Before-Tax Contributions to the Participant’s Savings Account shall be placed in a suspense account and reallocated in the following year to the Participant’s Savings Account and any earnings on these Before-Tax Contributions shall be forfeited;

(x)	Fourth, if applicable, Company Matching Contributions to the Participant’s Retiree Health Account shall be forfeited;

(y)	Fifth, Company Matching Contributions to the Participant’s Savings Account shall be forfeited; and

(z)	Sixth, Company Retirement Contributions to the Participant’s Company Retirement Account shall be forfeited.

In the event that the total additions which otherwise would be credited to a Participant’s accounts under all tax-qualified defined contribution plans of the Company or any Related Employer for any limitation year exceed the limitations set forth in this Section 7.03, the excess total additions shall be returned to the Participant or the contributing Company to the extent necessary and in the priority established under subsections (u), (v), (w), (x), (y) and (z) above.

Section 7.04 Prior Year ADP Testing.  Utilizing the prior year testing method, the Plan shall satisfy the ADP test of Treasury Regulation Section 1.401(k)-2(a) if:

(a)
The Actual Deferral Percentage of Eligible Employees who are Highly Compensated Employees for the Plan Year is not more than 1.25 times the Actual Deferral Percentage of all other Eligible Employees for the applicable Plan Year; or

(b)
The excess of the Actual Deferral Percentage of Eligible Employees who are Highly Compensated Employees for the Plan Year over the Actual Deferral Percentage of all other Eligible Employees for the applicable Plan Year is not more than two percentage points, and the Actual Deferral Percentage of Eligible Employees who are Highly Compensated Employees for the Plan Year is not more than two (2) times the Actual Deferral Percentage of all other Eligible Employees for the applicable Plan Year.

To the extent required to satisfy the preceding tests, the Committee shall distribute excess contributions in accordance with Treasury Regulation Section 1.401(k)-2(b)(2) as follows:

(w)           First, the Committee shall determine, in accordance with Treasury Regulation Section 1.401(k)-2(b)(2)(ii), the total amount of excess contributions that must be distributed;

(x)           Second, the Committee shall apportion, in accordance with Treasury Regulation Section 1.401(k)-2(b)(2)(iii), the total amount of excess contributions among Eligible Employees who are Highly Compensated Employees;

(y)           Third, the Committee shall determine, in accordance with the safe harbor method under Treasury Regulation Section 1.401(k)-2(b)(2)(iv)(D), the income allocable to excess contributions; and

(z)           Fourth, the Committee shall, in accordance with Treasury Regulation Section 1.401(k)-2(b)(2)(v), distribute the apportioned excess contributions and allocable income to each applicable Eligible Employee who is a Highly Compensated Employee.

In conducting ADP testing, the Committee shall comply with any additional rules set forth in Treasury Regulation Section 1.401(k)-2 that are applicable to the prior year testing method.

Section 7.05 Prior Year ACP Testing.  Utilizing the prior year testing method, the Plan shall satisfy the ACP test of Treasury Regulation Section 1.401(m)-2(a) if:

(a)
The Actual Contribution Percentage of Eligible Employees who are Highly Compensated Employees for the Plan Year is not more than 1.25 times the Actual Contribution Percentage of all other Eligible Employees for the applicable Plan Year; or

(b)
The excess of the Actual Contribution Percentage of Eligible Employees who are Highly Compensated Employees for the Plan Year over the Actual Contribution Percentage of all other Eligible Employees for the applicable Plan Year is not more than two (2) percentage points, and the Actual Contribution Percentage of Eligible Employees who are Highly Compensated Employees for the Plan Year is not more than two (2) times the Actual Contribution Percentage of all other Eligible Employees for the applicable Plan Year.

To the extent required to satisfy the preceding tests, the Committee shall distribute excess contributions in accordance with Treasury Regulation Section 1.401(m)-2(b)(2) as follows:

(w)           First, the Committee shall determine, in accordance with Treasury Regulation Section 1.401(m)-2(b)(2)(ii), the total amount of excess aggregate contributions that must be distributed;

(x)           Second, the Committee shall apportion, in accordance with Treasury Regulation Section 1.401(m)-2(b)(2)(iii), the total amount of excess aggregate contributions among Eligible Employees who are Highly Compensated Employees;

(y)           Third, the Committee shall determine, in accordance with the safe harbor method under Treasury Regulation Section 1.401(m)-2(b)(2)(iv)(D), the income allocable to excess aggregate contributions; and

(z)           Fourth, the Committee shall, in accordance with Treasury Regulation Section 1.401(m)-2(b)(2)(v), distribute the apportioned contributions and allocable income to each applicable Eligible Employee who is a Highly Compensated Employee, or forfeit the apportioned matching contributions, if forfeitable.

In conducting ACP testing, the Committee shall comply with any additional rules set forth in Treasury Regulation Section 1.401(m)-2 that are applicable to the prior year testing method.

ARTICLE 8 ROLLOVER AND TRANSFER CONTRIBUTIONS

Section 8.01 Transfer of Assets.  The Committee may approve the transfer to the Plan of all or a portion of the assets and liabilities of any other plan of deferred compensation qualified under Section 401(a) of the Code maintained by the Company or a Related Employer.  Transfers to the Plan pursuant to this Section 8.01, except as otherwise authorized by the Committee, shall be in the form of a direct trustee-to-trustee transfer.  The amounts transferred pursuant to this Section 8.01 from any tax qualified defined benefit pension plan maintained by the Company or a Related Employer shall be credited to the Participant’s Company Retirement Account.  In all other cases, any amounts transferred pursuant to this Section 8.01, except as otherwise authorized by the Committee, shall be credited to the Participant’s Savings Account.  The interest of each Participant in any amounts transferred pursuant to this Section 8.01 shall be fully vested and nonforfeitable at all times.  In no event shall the Trustee receive amounts if such receipt or the subsequent administration of such amounts might subject the Trust assets to tax liability deriving from an Employee’s terminated participation in any other tax-qualified plan.

Section 8.02 Rollover and Direct Transfer Contributions.  An Employee who has received a qualifying distribution under Sections 402 or 408 of the Code from any other plan qualified under Section 401(a) of the Code, or from a conduit individual retirement account under Sections 402 or 408 of the Code, may have all or part of such distribution (including after-tax contributions from a plan qualified under Section 401(a) of the Code) contributed to this Plan.  Amounts contributed pursuant to this Section 8.02 shall be characterized as Rollover Contributions and shall be credited to the Participant’s Savings Account, subject to refund if it is determined that such distribution is not eligible for such rollover treatment under the Code.  The interest of each Participant in that portion of his Savings Account attributable to amounts transferred pursuant to this Section 8.02, if any, shall be fully vested and nonforfeitable at all times.  In no event, however, shall the Plan accept a direct transfer or rollover under this Section 8.02 that would subject any portion of the benefit to the qualified joint and survivor annuity or qualified preretirement survivor annuity requirements of Sections 401(a)(11) and 417 of the Code.  An Employee who makes a Rollover Contribution pursuant to this Section 8.02 prior to becoming a Participant under Section 3.01 shall be considered a Participant for purposes of the Rollover Contributions in his Savings Account only.

Section 8.03 Transfer of Employment Within the Company.  In the case of a Participant who is transferred to or from a job position, the following applies:

(a)
A Participant in the Plan who transfers to a job position within the Company and is no longer an Eligible Employee will become a participant in the applicable tax-qualified defined contribution plan of the Company for which he is eligible based on his new job position on the effective date of such transfer.  The Participant’s RSP Account will be transferred to the applicable tax-qualified defined contribution plan of the Company in accordance with the procedure for transfer as established by the Committee.  With respect to the preceding sentence, a Participant who is not vested in his RSP Account under the Plan at the time of transfer will become vested in accordance with the terms of the vesting schedule as established under the tax-qualified defined contribution plan to which his RSP Account under the Plan is transferred.  A transfer from the Plan to another tax-qualified defined contribution plan of the Company pursuant to this subsection 8.03(a) shall not be considered a transfer under Section 8.01 above.

(b)
An employee who is (i) on the hourly payroll, (ii) a participant in a tax-qualified defined contribution plan of the Company other than the Plan, and (iii) transfers to the salary payroll or a job position in which he becomes an Eligible Employee will become a Participant in the Plan on the effective date of such transfer.  The Participant’s RSP Account under the applicable tax-qualified defined contribution plan of the Company will be transferred to the Plan in accordance with the procedure for transfer as established by the Committee.  With respect to the preceding sentence, a Participant, who is not vested in his RSP Account under the applicable tax-qualified defined contribution plan of the Company will become vested in accordance with the terms of the vesting schedule as established under the definition of Vested Portion.  For purposes of this subsection 8.03(b), a transfer from the applicable tax-qualified defined contribution plan of the Company shall not be considered a transfer under Section 8.01 above.

ARTICLE 9 INVESTMENT OF ACCOUNTS

Section 9.01 Establishment of Funds.  The Committee has caused the Trustee to establish and maintain one or more Investment Funds according to investment criteria established by the Committee.  The Committee may cause the Trustee to merge, modify or terminate any existing Investment Funds, or to establish such additional Funds as the Committee shall determine in its discretion from time to time.  The Investment Funds in effect for the Plan shall be set forth in Supplement I.

Section 9.02 Investment in Funds.  Each of the Investment Funds shall be invested without distinction between principal and income within the investment directive for that Fund.  Pending payment of costs, expenses or anticipated benefits, or acquisition of investments, the Trustee may hold any portion of the Investment Funds in obligations issued or fully guaranteed as to payment of principal or interest by the Federal government or governmental agencies, short term demand notes, certificates of deposit, commercial paper, collective trust funds that invest in short term investments or any other interest paying short term investment products or in cash, and may deposit any uninvested funds with any bank selected by the Trustee.

Section 9.03 Investment of RSP Account.  Except as provided in Section 9.04, each Participant may elect to invest his RSP Account in any one or more of the Investment Funds by filing an initial investment election with the Administrative Services Provider directing that contributions to be made on his behalf to his RSP Account shall be invested in specified multiples of one percent (1%) up to one hundred percent (100%) thereof, in any one or more of the Investment Funds.  Each contribution source under a Participant’s RSP Account may be subject to a different election by the Participant.  Except as otherwise provided in Section 9.04, in the absence of an effective election with respect to any RSP Account contribution, one hundred percent (100%) of such contribution shall be invested in the default Investment Fund designated by the Committee for such purpose.  The Plan Administrator shall provide each Participant with a statement of the balance in his RSP Account not less frequently than once every Plan Year.

Section 9.04 Investment of Company Matching Contributions Made in Common Stock.  For any Plan Year in which the Corporation elects, pursuant to Sections 5.06 and/or 6.02, to make Company Matching Contributions in Common Stock, the Company Matching Contribution made on behalf of a Participant for any Payroll Period shall be (a) remitted to the Trustee in Common Stock in accordance with procedures established by the Committee and the Administrative Services Provider, (b) credited to the Participant’s Savings Account or Retiree Health Account as applicable, and (c) invested in the BorgWarner Inc. Stock Fund.  Thereafter, such Participant may elect to change the investment of the Company Matching Contribution contributed in Common Stock from the BorgWarner Inc. Stock Fund to another Investment Fund in accordance with Section 9.06.  Investment of Company Matching Contributions shall be governed solely by Section 9.03, notwithstanding the fact that such contributions may be made in Common Stock.

Section 9.05 Change in Participant’s Investment Election of Future Contributions.  Each Participant may elect to change the investment of future contributions to be made on his behalf to his RSP Account in any multiple of one percent (1%) of such contributions up to one hundred percent (100%) thereof by contacting the Administrative Services Provider and following procedures agreed to between the Plan Administrator and the Administrative Services Provider.  Each contribution source under a Participant’s RSP Account may be subject to a different election by the Participant.  After the Participant’s request to change has been processed, future contributions to be made on his behalf to his RSP Account will be invested according to the Participant’s investment election except as otherwise provided in Section 9.04.

Section 9.06 Change in Participant’s Investment Election on the Balance of the Participant’s Account.  Each Participant may elect to change the investment (transfer from one Investment Fund to another) of the balance of his RSP Account in any multiple of one percent (1%) (or such other amount as permitted by the Administrative Services Provider) up to one hundred percent (100%), in accordance with procedures agreed to between the Plan Administrator and the Administrative Services Provider.  Each contribution source under a Participant’s RSP Account may be subject to a different election by the Participant.  The Plan Administrator may impose restrictions on investment directions to prohibit any investment activity that the Plan Administrator, in its sole discretion, determines to be abusive (including, but not limited to, market-timing and excessive trading) or any violation of the rules of a particular Investment Fund or of the Administrative Services Provider.  Such restrictions may be imposed upon individual Participants, classes of Participants, or all Participants as determined by the Plan Administrator.  The Plan Administrator may rely conclusively on a determination made by the manager (or its agent) of any Investment Fund that a particular investment activity violates the rules of such Investment Fund.

Section 9.07 Voting of the BorgWarner Inc. Stock Fund.  The Corporation will file preliminary proxy solicitation materials with the Securities and Exchange Commission.  Following receipt of approval by the Securities and Exchange Commission, the Corporation shall cause a copy of all the materials to be simultaneously sent to the Trustee and the Committee.  The Committee or its agent shall then prepare a voting instruction form based upon these materials.  At the time of mailing of notice of each annual or special stockholders’ meeting of the Corporation, the Committee shall send a copy of the notice and all proxy solicitation materials to the Trustee, and the Committee or its agent shall promptly send such notice and proxy solicitation materials to each Participant who participates in the BorgWarner Inc. Stock Fund, together with the foregoing voting instruction form to be returned to the Committee’s designee.  The form shall show the number of full and fractional shares of Common Stock credited to the Participant’s RSP Account.  The number of shares of Common Stock deemed credited to a Participant’s RSP Account shall be determined as of the Valuation Date which is the record date set for voting the Common Stock.

Each Participant shall have the right to direct the Trustee as to the manner in which to vote that number of shares of Common Stock credited to his RSP Account.  Such directions shall be communicated in writing or by facsimile or similar means and shall be held in confidence by the Trustee and not divulged to the Company, any officer or employee thereof, or any other person.  Upon its receipt of directions, the Trustee shall vote the shares of Common Stock credited to the Participant’s RSP Account as directed by the Participant.

The Trustee shall vote those shares of Common Stock not credited to Participants’ RSP Accounts in accordance with the instructions of the Committee, and shall not vote those shares of Common Stock credited to the RSP Accounts of Participants for which no voting directions are received.

Section 9.08 Tender Offers for Common Stock.  Upon commencement of a tender offer for any Common Stock, the Corporation or its agent shall notify each Participant who has Common Stock in his RSP Account and in a timely manner shall distribute or cause to be distributed to Participants the same information that is distributed to the shareholders of the Corporation in connection with the tender offer.  Participants may direct the Trustee whether or not to tender the Common Stock credited to the RSP Accounts, whether or not vested.

  Each Participant shall have the right to direct the Trustee to tender or not to tender some or all of the shares of Common Stock credited to his RSP Account.  Directions from a Participant to the Trustee concerning the tender of Common Stock shall be communicated in writing or by facsimile or such similar means specified by the Trustee.  A Participant who has directed the Trustee to tender some or all of the shares of Common Stock credited to his RSP Account may, at any time before the tender offer withdrawal date, or such earlier date if necessary for administrative purposes, direct the Trustee to withdraw some or all of the  tendered shares, and the Trustee shall withdraw the directed number of shares from the tender offer before the tender offer withdrawal deadline.  A Participant shall not be limited as to the number of directions to tender or withdraw that he may give to the Trustee before such deadline.  The Trustee shall tender or not tender shares of Common Stock as directed by the Participant.  The Trustee shall not tender shares of Common Stock credited to a Participant’s RSP Account for which it has received no directions from the Participant.

A direction by a Participant to the Trustee to tender shares of Common Stock credited to his RSP Account shall not be considered a written election under the Plan by the Participant to withdraw or to have distributed to him any or all of such shares from the Plan.  The Trustee shall credit to the RSP Account of the Participant from which the tendered shares were taken the proceeds received by the Trustee in exchange for the shares of Common Stock tendered from the RSP Account.  The Trustee shall invest the proceeds of the tendered shares as directed by the Committee.

Section 9.09 Other Rights in the BorgWarner Inc. Stock Fund.  With respect to all rights other than the right to vote, the right to tender, and the right to withdraw shares previously tendered, the Trustee shall follow the directions of the Participant as to Common Stock credited to his RSP Account, and if no such directions are received, the directions of the Committee.  The Trustee shall have no duty to solicit directions from Participants.  With respect to all rights other than the right to vote and the right to tender, in the case of Common Stock not credited to Participants’ RSP Accounts the Trustee shall follow the directions of the Committee.

Section 9.10 Limitation of Liability of Fiduciaries.  The fiduciaries of the Plan shall not be responsible for any loss, depreciation or diminution in the value of Trust assets invested in accordance with the direction of a Participant.  The Plan is intended to constitute a plan described in Section 404(c) of ERISA and Section 2550.404(c)-1 of the Department of Labor Regulations.  To the extent of such compliance, the fiduciaries of the Plan may be relieved of liability with respect to the Participant directed investments.  The Committee is the fiduciary responsible for overseeing investments under the Plan, but has delegated the daily administrative responsibility for implementing Participant investment instructions to the Administrative Services Provider.  Also, the Administrative Services Provider is responsible for providing the following detailed information about the Investment Funds when requested by a Participant:

(a)	Copies of any prospectuses and/or brochures for any Investment Fund;

(b)	Copies of any other financial statements and reports provided to the Plan about an Investment Fund;

(c)	A description of the annual operating expenses of any Investment Fund and the aggregate annual expenses expressed as a percentage of average net assets;

(d)	Information about the past and current value of shares or units available in the Investment Funds; and

(e)	The current share or unit value of a Participant’s RSP Account.

The Committee has established procedures to protect the confidentiality of information relating to Participant investments in all of the Investment Funds.  Information about any Participant exercise of voting, tender and similar rights is also subject to these confidentiality procedures.  Investment information and voting instructions from Participants shall not be divulged to anyone, including the Company (or any director, officer, employee or agent of the Company).  The intent is to insure that the Company (and any directors, officers, employees, agents thereof) cannot determine the instructions given by any Participant.  The Committee is the fiduciary responsible for insuring that these confidentiality procedures are followed.

Section 9.11 Method of Valuation of RSP Account.  Notwithstanding any other provision of the Plan, to the extent that a Participant’s RSP Account is invested in mutual funds or other assets for which daily pricing is available, all amounts contributed to the Trust Fund will be invested following their actual receipt by the Administrative Services Provider, and the balance of each Participant’s RSP Account shall reflect the results of such daily pricing from the time of the actual receipt until the time of distribution.  Investment elections and changes pursuant to Sections 9.05 and 9.06 shall be effective upon receipt by the Administrative Services Provider.  References elsewhere in the Plan to the investment of contributions “as of” a date other than that described in this Section 9.11 shall apply only to the extent, if any, that assets of the Trust are not invested in an asset for which daily pricing is available.

Section 9.12 Forfeitures.  As of the last Valuation Date of each month, Forfeitures that arose during such month shall be applied to reduce the total amount the Company otherwise is required to contribute pursuant to Sections 4.01, 5.06 and, if applicable, Section 6.02 as of the Valuation Date or subsequent Valuation Date.  Any amount applied to reduce a Company contribution for any Valuation Date in accordance with this Section 9.12 shall be considered a part of the Company’s contribution for such Payroll Period.

Section 9.13 Date of Adjustments.  Every adjustment made pursuant to Sections 9.11 and 9.12 shall be considered as having been made on the applicable Valuation Date, regardless of the dates of actual entry or receipt by the Trustee of contributions, Forfeitures or earnings for that Payroll Period.  The Committee’s determination of the net value of the assets of the Trust (which shall be based upon accountings rendered by the Trustee) and charges or credits to the RSP Accounts shall be conclusive and binding on all parties having or claiming to have any interest hereunder.

ARTICLE 10 LOANS AND IN-SERVICE WITHDRAWALS

Section 10.01 Loans to Participants.  Any Participant (who is a “party in interest” as defined in Section 3(14) of ERISA) who has not incurred a severance from employment, may request a loan from the Plan Administrator.  The Plan Administrator may, in its discretion, grant a loan to such Participant from the Participant’s Savings Account.  Any loan allowed pursuant to this Section 10.01 will be effective as of the Valuation Date on which the Participant requested a loan and distributed as soon as reasonably practicable thereafter.  Such loans are subject to the following specific conditions:

(a)
The loan is one which is made available to all Participants who are parties in interest on a reasonably equivalent basis and is not made available to Participants who are Highly Compensated Employees in an amount proportionately greater than the amount available to other Participants.

(b)	Each loan shall bear a reasonable rate of interest commensurate with the prime rate quoted in The Wall Street Journal as of the first business day of each month plus one percentage (1%) point.

(c)
The loan shall be adequately secured by assignment of a portion of the balance in the Participant’s Savings Account eligible for loan in an amount equal to the principal amount of the loan, but not in excess of fifty percent (50%) of the balance in the Participant’s Savings Account determined as of the last preceding Valuation Date on which the loan is requested.

(d)
The minimum amount which may be loaned hereunder at any one time to any Participant shall be $500.  The maximum amount which may be loaned hereunder at any one time to any Participant shall not exceed the lesser of (i) $50,000, reduced by the excess (if any) of the highest outstanding balance of all loans to the Participant from all tax qualified plans of the Company during the one (1) year period ending on the day before the date on which such loan is made, over the outstanding balance of all loans to the Participant from all tax qualified plans of the Company on the date on which such loan is made, or (ii) fifty percent (50%) of the aggregate balance in the Participant’s Savings Account eligible for loan determined as of the last preceding Valuation Date on which the loan is requested.

(e)
Refusal of the Plan Administrator to grant any loan shall not preclude future applications by the same Participant, and application for or acceptance of a loan hereunder shall not of itself be construed to constitute termination of participation in, or waiver of any rights under, the Plan.

(f)
All loans granted under the Plan shall be repaid, pursuant to a written repayment schedule, by payroll deduction (or as otherwise determined by the Plan Administrator if not paid by payroll deduction) and shall be evidenced by a written promissory note payable to the Trustee.  In no event shall (i) loans be extended for a period of less than six (6) months or greater than five (5) years, or (ii) more than one (1) loan be extended to a Participant hereunder at any one time. Principal and interest payments by the Participant shall be at least monthly on a level amortization basis.  Any Participant to whom a loan is extended pursuant to this Section 10.01 may elect by contacting the Administrative Services Provider, or such other person designated by the Plan Administrator, to repay the entire outstanding balance of such loan in a single payment.

(g)
In the event of the failure to pay on a timely basis, which includes a ninety (90)-day cure period, any amount of either principal or interest which is due under the terms of any loan, the Trustee, at the direction of the Plan Administrator, shall declare the loan in default and the full amount of the loan due and payable.  Upon declaration of default, the Plan Administrator shall take whatever action that may be lawful to remedy the default.  Such action may include setoff of the remaining balance of the loan against the appropriate Participant’s Savings Account, provided that setoff may not be made prior to the first date on which any such amount could otherwise have been distributed.  The Plan Administrator may setoff amounts owed by the Participant as described in the preceding sentence without being in violation of Section 15.01.  No Participant who, while an Eligible Employee, has once defaulted on a loan extended hereunder shall be granted any additional loan whatsoever.

(h)
A separate segregated account shall be established for each Participant who is granted a loan pursuant to this Section 10.01.  The segregated account, which shall be part of the Participant’s Savings Account, shall be credited with the amount of the loan.  Segregated accounts shall not share in the dividends, earnings, losses and gains of the Trust.  Each payment of principal and interest shall be credited to the segregated account in the Participant’s Savings Account and shall be reinvested in the Investment Funds in the same percentages as the contributions to the Participant’s Savings Account are invested at such time or, if there are no current contributions to the Participant’s Savings Account, in the percentages in which such contributions were invested immediately prior to the loan.  In the absence of an effective investment election, each payment of principal and interest shall be credited to the segregated account in the Participant’s Savings Account and shall be reinvested in the default Investment Fund designated by the Committee for such purpose.

(i)	Loans under this Section 10.01 shall not be considered distributions.

(j)	Each loan shall commence following the Valuation Date on which the Participant requested a loan or as soon as practicable thereafter.

(k)	Any Participant who incurs a severance from employment with a loan outstanding shall continue to be subject to the loan conditions set out in this Section 10.01.

(l)
The amount available for loans from a Participant’s Savings Account shall not include Company Matching Contributions other than Company Matching Contributions transferred to the Plan from the Borg-Warner Corporation Investment Plan pursuant to Section 8.01.

(m)	No loans shall be permitted from a Participant’s Company Retirement Account or Retiree Health Account.

Section 10.02 Withdrawals from Balance in the Participant’s Savings Account Attributable to After-Tax Contributions, Rollover Contributions, and Amounts Transferred to the Savings Account Pursuant to Section 8.01.  Prior to severance from employment with the Company, a Participant may withdraw as of any Valuation Date, subject to the limitations provided in this Section 10.02, all or any portion of the balance in his Savings Account (including earnings thereon) attributable to (a) his After-Tax Contributions, (b) his Rollover Contributions, or (c) any vested amounts transferred to his Savings Account pursuant to Section 8.01 (not attributable to before-tax contributions), by completing, as required by the Plan Administrator or the person or persons designated by the Plan Administrator, the appropriate application procedures and setting forth the amount he desires to withdraw.  No Participant will be required to provide evidence of an immediate and heavy financial need to qualify for a withdrawal pursuant to this Section 10.02.  Any Before-Tax Contributions which are treated as After-Tax Contributions pursuant to the definition of Actual Contribution Percentage shall be subject to the withdrawal rules of Sections 10.03 and 10.04 and not this Section 10.02.

Section 10.03 Withdrawals from Balance in the Participant’s Savings Account Attributable to Before-Tax Contributions—Participants Over Age 59½.  Prior to severance from employment with the Company, if a Participant has attained age 59½ and has withdrawn the maximum amount permitted by Section 10.02, the Participant may request a withdrawal as of any Valuation Date, subject to the limitations and conditions provided in this Section 10.03, of all or any portion of the “eligible balance” in his Savings Account by making a request to the Plan Administrator at least thirty (30) days preceding such Valuation Date.  For purposes of this Section 10.03, “eligible balance” means that portion of a Participant’s Savings Account attributable to:  (1) Before-Tax Contributions made to his Savings Account (including earnings thereon); (2) any vested amounts transferred to his Savings Account pursuant to Section 8.01 attributable to before-tax contributions (including earnings thereon); and (3) Before-Tax Contributions made to his “Employee Retirement Account” between April 1, 1994, and December 31, 2005, under the Plan as in effect prior to the Effective Date and transferred to his Savings Account on the Effective Date (including earnings thereon).  Such Participant’s Before-Tax Contributions and After-Tax Contributions shall not be suspended as a result of a withdrawal pursuant to this Section 10.03.

Section 10.04 Withdrawals from Balance in the Participant’s Savings Account Attributable to Before-Tax Contributions—Hardship Withdrawals For Participants Under Age 59½.  If a Participant has not attained age 59½, the Participant may request a hardship withdrawal as of any Valuation Date, subject to the limitations and conditions provided in this Section 10.04, of all or any portion of the “eligible balance” in his Savings Account by making a written request to the Administrative Services Provider.  For purposes of this Section 10.04, “eligible balance” means that portion of a Participant’s Savings Account attributable to:  (1) Before-Tax Contributions made to his Savings Account (excluding earnings thereon credited after December 31, 1988); (2) any vested amounts transferred to his Savings Account pursuant to Section 8.01 attributable to before-tax contributions (excluding earnings thereon credited after December 31, 1988); and (3) Before-Tax Contributions made to his “Employee Retirement Account” between April 1, 1994, and December 31, 2005, under the Plan as in effect prior to the Effective Date and transferred to his Savings Account on the Effective Date (excluding earnings thereon).    The requested hardship withdrawal must be on account of an immediate and heavy financial need of the Participant as described in subsection (a) below and must be necessary to satisfy that financial need as described in subsection (b) below:

(a)	Withdrawal On Account of Immediate and Heavy Financial Need. A requested withdrawal shall be deemed to be on account of an immediate and heavy financial need of the Participant if it is for:

(i)	Expenses for (or necessary to obtain) medical care that would be deductible under Code Section 213(a) (determined without regard to whether the expenses exceed 7.5% of adjusted gross income);

(ii)	Costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments);

(iii)
Payment of tuition, related educational fees, and room and board expenses, for up to the next twelve (12) months of post-secondary education for the Participant, or the Participant’s spouse, child, or dependent (as defined in Code Section 152 without regard to subsections 152(b)(1), (b)(2), and (d)(1)(B));

(iv)	Payments necessary to prevent the eviction of the Participant from the Participant’s principal residence or foreclosure on the mortgage on that residence;

(v)	Payments for burial or funeral expenses for the Participant’s deceased parent, spouse, child, or dependent (as defined in Code Section 152 without regard to subsection 152(d)(1)(B));

(vi)
Expenses for the repair of damage to the Participant’s principal residence that would qualify for the casualty deduction under Code Section 165 (determined without regard to whether the cost exceeds 10% of adjusted gross income); or

(vii)	Any other deemed immediate and heavy financial need prescribed by the Commissioner of Internal Revenue in guidance of general applicability.

No other requested withdrawal shall be considered to be on account of an immediate and heavy financial need.

(b)
Withdrawal Necessary to Satisfy Immediate and Heavy Financial Need.  A withdrawal is necessary to satisfy an immediate and heavy financial need described in subsection (a) above if it satisfies each of the following conditions:

(i)
It is not in excess of the amount required to satisfy the financial need, including any amounts necessary for the Participant to pay any Federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution; and

(ii)
The Participant has obtained all other currently available distributions (but not hardship distributions) and nontaxable (at the time of the loan) loans, under the Plan and all other plans maintained by the Company.

The Participant shall be prohibited from making any contributions to the Plan and all other plans maintained by the Company for six (6) months after receipt of a hardship withdrawal.  The Plan Administrator may use any additional method prescribed by the Commissioner of Internal Revenue in guidance of general applicability for determining that a withdrawal is deemed necessary to satisfy an immediate and heavy financial need.  No other requested withdrawal shall be deemed to be “necessary to satisfy an immediate and heavy financial need.”

Section 10.05 General In-Service Withdrawal Rules.

(a)	Number of Withdrawals. A Participant who has not attained age 59½ may not in any calendar year make more than a total of two (2) withdrawals pursuant to Sections 10.02 and 10.04.

(b)	Distributions from Investment Funds. Each withdrawal shall be made pro rata from the Investment Funds in which the Participant’s Savings Account is invested.

(c)
Time of Withdrawal.  Withdrawals pursuant to this Article 10 shall commence no later than sixty (60) days following the Valuation Date as of which the withdrawal is effective or as soon as practicable thereafter.

ARTICLE 11 ELIGIBILITY FOR BENEFITS

Section 11.01 Benefits Upon Severance from Employment (Except by Reason of Death).  Each Participant who incurs a severance from employment with the Company (except by reason of death) shall be entitled to receive a benefit, to be distributed as provided in Article 12, equal to the Vested Portion of the balance in his Company Retirement Account and Savings Account as of the Valuation Date coinciding with or immediately preceding the date on which distribution of benefits commences.  The Unvested Portion of such Participant’s Company Retirement Account and Savings Account shall be forfeited pursuant to Section 9.12.

Section 11.02 Benefits Upon Death of Participant (Prior to Commencement of Installment Distributions).  If a Participant incurs a severance from employment with the Company by reason of death, or incurs a severance from employment with the Company under Section 11.01 and then dies prior to commencement of installment distributions under Article 12, his Beneficiary shall be entitled to receive a benefit, to be distributed as provided in Article 12, equal to the balance in the Participant’s Company Retirement Account and Savings Account as of the Valuation Date coinciding with or immediately preceding the date on which distribution of benefits commences.  In the event there is no designated Beneficiary living at the death of the Participant, distribution shall be made to the first of the following as shall be living on the date the distribution of benefits commences:

(a)	If the Participant is survived by his spouse, the surviving spouse shall be treated as the sole designated Beneficiary;

(b)
If the Participant is not survived by his spouse, the Participant’s children and their descendants per stirpes shall be treated as the designated Beneficiaries and shall be entitled to the Participant’s benefit in equal shares;

(c)
If the Participant has no descendants, the Participant’s parents shall be treated as the designated Beneficiaries and shall be entitled to the Participant’s benefit in equal shares; provided that if one parent is deceased, the surviving parent shall be treated as the sole designated Beneficiary;

(d)
If the Participant has no surviving parent, his parents’ descendants (i.e. the Participant’s siblings and their descendants) per stirpes shall be treated as the designated Beneficiaries and shall be entitled to the Participant’s benefit in equal shares;

(e)
If the Participant’s parents have no descendants, the descendants per stirpes of the participant’s grandparents (i.e. the Participant’s aunts, uncles and cousins) shall be treated as the designated Beneficiaries with fifty percent (50%) of the Participant’s benefit payable to the descendants per stirpes of the Participant’s maternal grandparents in equal shares, and fifty percent (50%) of the Participant’s benefit payable to the descendants per stirpes of the Participant’s paternal grandparents in equal shares; and

(f)	If the Participant’s grandparents have no descendants, the Participant’s benefit shall be payable to his estate.

Section 11.03 Determination of Retiree Health Account Benefits.  At the time a Participant incurs a severance from employment with the Company, the Administrative Services Provider shall, to the extent permitted under the Code, calculate the amount available to pay benefits from the Vested Portion of the Participant’s Retiree Health Account in accordance with Section 12.09 by determining the lesser of:

(a)	twenty-five percent (25%) of the Vested Portion of the Participant’s RSP Account, valued as of the date the Participant incurs a severance from employment; or

(b)	one hundred percent (100%) of the total balance of the Vested Portion of the Participant’s Retiree Health Account, valued as of the date the Participant’s incurs a severance from employment.

To the extent that the amount determined under subsection (b) is greater than the amount determined under subsection (a), such excess amount shall be forfeited and an equal amount shall be credited to the Participant’s Savings Account.  The amount determined as available to pay benefits from the Participant’s Retiree Health Account pursuant to this Section 11.03 shall be available in accordance with Section 12.09.  The Unvested Portion of such Participant’s Retiree Health Account shall be forfeited pursuant to Section 9.12.  Notwithstanding the foregoing, if, in the aggregate, the Vested Portion in the Participant’s RSP Account does not exceed $1,000, the entire interest in the Participant’s Retiree Health Account shall be included in the balance of the Participant’s RSP Account that is cashed out in accordance with Section 12.02.

Section 11.04 Amendment to Vesting Schedule.  In the event of an amendment to the vesting schedule in the definition of Vested Portion, Section 15.14, or in the applicable Appendix, each Participant with at least three (3) Years of Vested Service may elect to continue to have his Vested Portion computed without regard to such amendment.  Such a Participant shall make the foregoing election no later than the last to occur of the following:

(a)	The date which is sixty (60) days after the date on which the amendment is adopted;

(b)	The date which is sixty (60) days after the date on which the amendment becomes effective; or

(c)	The date which is sixty (60) days after the date on which the Participant receives written notice of the amendment.

Section 11.05 Period of Severance.  A Participant’s rights and benefits under the Plan generally shall be determined in accordance with his Years of Vested Service and the balance in his RSP Account at the time of severance from employment with the Company, subject to the following:

(a)
If a Participant had a vested interest in his RSP Account when he incurred a severance from employment, and such Participant is reemployed by the Company, his Years of Vested Service prior to his severance from employment shall be reinstated;

(b)
If a Participant had no vested interest in his RSP Account when he incurred a severance from employment, and such Participant is reemployed by the Company before incurring five (5) consecutive One Year Periods of Severance, the amounts forfeited pursuant to Section 11.01 shall be restored to his RSP Account as of his Reemployment Commencement Date and his Years of Vested Service prior to that period of severance shall be reinstated; and

(c)
If a Participant had no vested interest in his RSP Account when he incurred a severance from employment, then the Years of Vested Service prior to his separation of service will be disregarded, but only if the number of consecutive One-Year Periods of Severance equals or exceeds the greater of his Years of Vested Service prior to his separation of service or five (5) years.

For purposes of this Section 11.05, an Employee who is on an Authorized Leave of Absence shall not be treated as incurring a severance from employment, and upon return during such Authorized Leave of Absence, shall be credited with Years of Vested Service with respect to the period of such Leave of Absence.  No period of service prior to such Leave of Absence or after such return shall be disregarded for purposes of determining the Participant’s Vested Balance in his RSP Account.  An Employee who is on an Authorized Leave of Absence for qualified military leave pursuant to the provisions of the Uniformed Services Employment and Reemployment Rights Act of 1994, shall not be treated as incurring a severance from employment, and upon return to active employment shall be credited with Years of Vested Service with respect to the period of such Leave of Absence in accordance with Section 414(u) of the Code.

ARTICLE 12 DISTRIBUTION OF BENEFITS

Section 12.01 Request for Distribution.  A Participant entitled to a benefit under the Plan may request that his benefit with respect to his Company Retirement Account and Savings Account be distributed to him under one (1) or more of the alternative methods of distribution described in Section 12.02.  In the event a Participant dies prior to the commencement of benefits under the Plan, or after the commencement of benefits but before distribution of his entire interest under the Plan, the Participant’s remaining interest shall be distributed in such manner as the Participant has elected prior to his death, or in the absence of such an election, under one (1) or more of the alternative methods of distribution described in Section 12.02, as the Beneficiary shall direct.  Notwithstanding the foregoing, the benefit payable to the Beneficiary of a Beneficiary shall be distributed in a lump sum payment.

Section 12.02 Methods of Distribution.  Subject to the provisions of Section 12.02, upon the severance from employment of a Participant for any reason, distribution of the Participant’s Company Retirement Account and Savings Account shall be made as follows:

(a)	Amounts not invested in the BorgWarner Inc. Stock Fund shall be distributed in cash; and

(b)
Amounts invested in the BorgWarner Inc. Stock Fund shall be distributed in cash unless the Participant or Beneficiary elects to receive such amount in whole shares of Common Stock (plus cash for any fractional shares).

If the Vested Portion in the Participant’s RSP Account does not exceed $1,000, the Plan Administrator shall require the distribution, in one lump-sum payment without the consent of the Participant or Beneficiary, of the Vested Portion of the Participant’s RSP Account.  Otherwise, distribution of the Vested Portion of the Participant’s Company Retirement Account and Savings Account shall be by one (1) of the following methods, or combination thereof, as the Participant or Beneficiary shall elect by contacting the Administrative Services Provider or to such other person designated by the Plan Administrator:

(v)	Lump Sum Distribution. Distribution may be made by lump sum payment.

(w)
Installment Distribution.  Distribution may be made in approximately equal installments not less frequently than annually for any definite period which does not exceed (i) the life or life expectancy of the Participant or (ii) the joint lives or joint life expectancy of the Participant and his Beneficiary.  The present value of benefits payable to the Participant during his lifetime shall be more than fifty percent (50%) of the present value of the total benefits payable to the Participant and his Beneficiary, determined as of the severance from employment.  Subject to the provisions of Section 12.05, when a Participant’s Company Retirement Account and Savings Account are distributable in periodic installments, such Participant shall not thereafter be eligible for any Company Retirement Contributions or Company Matching Contributions.  In the event distribution of a benefit is made, in whole or in part, in installments pursuant to this subsection 12.02(w), the distributee may elect, in a manner approved by the Plan Administrator, to accelerate the payment of all or any portion of any unpaid installments; provided, however, that the distributee may not make more than two (2) elections to accelerate the payment of any unpaid installments in any calendar year.  The life expectancy used in this subsection 12.02(w) shall be determined as of the Valuation Date immediately preceding the later of the Participant’s (i) severance from employment or receipt of benefit, or (ii) death, but in no event later than the required minimum distribution date pursuant to Section 401(a)(9) of the Code.

(x)
Death Before Commencement of Benefits.  If a Participant dies before distribution pursuant to this Section 12.02 has begun, the entire interest of the Participant’s RSP Account shall be distributed within five (5) years after his death, with the following exceptions:

(i)
If the Participant’s Beneficiary is not his surviving spouse, the entire interest of the Participant may be distributed to the Beneficiary over a period not exceeding the Beneficiary’s life or life expectancy, provided such payments begin within one (1) year after the Participant’s death.

(ii)
If the Beneficiary is the surviving spouse, distribution to the surviving spouse shall begin no later than the later of the date on which the Participant would have attained age 70½ or the first anniversary of the Participant’s death, and shall be made over a period not exceeding the life or life expectancy of the surviving spouse.

(iii)
If the surviving spouse dies before payments begin, the surviving spouse shall be treated for the purpose of the rules in this subsection 12.02(x) as the Participant.  If the surviving spouse dies after payments begin but before the entire interest is distributed, the entire remaining interest shall be distributed to the surviving spouse’s Beneficiary over a period not exceeding the surviving spouse’s Beneficiary’s life or life expectancy, provided such payments begin within one (1) year after the surviving spouse’s death.

(iv)
Notwithstanding the foregoing provisions of this subsection 12.02(x), the Beneficiary may elect in writing, on a form approved by the Plan Administrator, to accelerate the distribution of all or any portion of the benefits payable to him; provided, however, that the Beneficiary may not make more than two (2) elections to accelerate the distribution of benefits in any calendar year.

(v)	Notwithstanding the foregoing provisions of this subsection 12.02(x), this subsection 12.02(x) shall not apply to a spousal Beneficiary with respect to the Retiree Health Account.

(y)
Death After Commencement of Installment Payments.  If a Participant dies after distribution pursuant to subsection 12.02(w) has begun but before his entire interest is distributed and such distribution is to be for a period certain not exceeding the life or life expectancy of the Participant or the joint lives or joint life expectancy of the Participant and his Beneficiary, the remaining portion shall continue to be distributed according to that schedule.  Notwithstanding the preceding sentence, the Beneficiary may elect, in a manner approved by the Plan Administrator, to accelerate the payment of all or any portion of any unpaid installments; provided, however, that the Beneficiary may not make more than two (2) elections to accelerate the payment of any unpaid installments in any calendar year.  In the event there is no designated Beneficiary living at the death of the Participant, the Beneficiary shall be determined under Section 9.02.

(z)
Distribution to Trust for Primary Benefit of a Spouse.  In addition to the requirements under subsections 12.02(x) and (y), if the Participant’s Beneficiary is a trust which qualifies for the Federal estate tax marital deduction because it is held for the primary benefit of the Participant’s spouse, and if the trustee of that trust elects to receive distributions from the Plan in installments, then installment payments for each calendar year commencing upon the death of the Participant shall be equal to or exceed the greater of (i) the minimum amount necessary to satisfy the requirements under Section 401(a)(9) of the Code or (ii) the income earned by the Participant’s RSP Account.

If a Participant elects to commence distributions from his RSP Account pursuant to this Section 12.02, such election will be deemed to be consent for purposes of Section 411(a)(11) of the Code.

Section 12.03 Treatment of Company Retirement Account and Savings Account in Installment Distributions.  In the event distribution of a benefit is to be made in periodic installments pursuant to subsection 12.02(w), (x), (y) or (z), each installment payment shall be charged to each Investment Fund in the same ratio as the balance in the Participant’s Company Retirement Account and Savings Account invested in that Fund bears to the total balance in the Participant’s Company Retirement Account and Savings Account.  The Participant (or Beneficiary, if applicable) shall continue to have the right to change the investment of the balance in his Company Retirement Account and Savings Account among the Investment Funds pursuant to Section 9.06.  The Participant’s Company Retirement Account and Savings Account shall share in all adjustments pursuant to Article 9 until the entire balance in the Participant’s Company Retirement Account and Savings Account is distributed.

Section 12.04 Commencement of Distribution.  Subject to the provisions of Section 10.02:

(a)
After a Participant’s severance from employment, distributions shall commence as of any Valuation Date coincident with or immediately following the date on which the request is received by the Plan Administrator or such other person designated by the Plan Administrator, or as soon as practicable thereafter; or

(b)
A Participant who has attained age sixty-five (65) and continues to be employed by the Company may request that all or any part of the Vested Portion in his Company Retirement Account and Savings Account be distributed to him in a lump sum payment as of any Valuation Date coincident with or immediately following the date on which such request is received by the Plan Administrator or as soon as practicable thereafter.  Such Participant shall continue to be an Eligible Employee for all purposes of the Plan.

Section 12.05 Deferral of Distribution – Minimum Required Distributions.  If the Participant incurs a severance from employment with the Company and the Vested Portion in the Participant’s RSP Account is in excess of $1,000, the Participant may defer commencement of distributions to any subsequent Valuation Date, but in no event may the Participant defer distribution beyond the April 1 of the calendar year following the later of (a) the calendar year in which the Participant attains age 70½, or (b) the calendar year in which the Participant incurs a severance from employment with the Company or a Related Employer.  Notwithstanding the foregoing, for a Participant who is a five percent (5%) owner of the Corporation (as determined under Section 416(i) of the Code) at any time during the Plan Year, distribution of the Participant’s benefit must begin not later than April 1 of the calendar year following the calendar year in which the Participant attains age 70½.  Distributions pursuant to this Section 12.05 shall commence as of the Valuation Date following the date to which distribution is deferred by the Participant or as soon as practicable thereafter; provided, however, that the Participant shall request such distribution from the Plan Administrator or from such other person designated by the Plan Administrator.  Any Participant who has deferred receipt of benefits under the Plan may file an election with the Administrative Services Provider to accelerate the distribution of all or any portion of the Vested Portion of his Company Retirement Account and Savings Account; provided, however, that the Participant may not make more than two (2) elections to accelerate the distribution of benefits in any calendar year.

If the Vested Portion of a Participant’s RSP Account does not exceed $1,000 and if a distribution of such benefit is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution shall commence as soon as is practicable after the Participant’s severance from employment with the Company, subject to the notice requirements under Section 12.07.

Any distributions which are made under the Plan shall satisfy the minimum distribution requirements of Section 401(a)(9) of the Code, including the incidental death benefit requirement under Section 401(a)(9)(G) of the Code, in accordance with the Treasury Regulations thereunder published on April 17, 2002 (the “2002 Final and Temporary Regulations”), notwithstanding anything in this Plan to the contrary.  The rules applicable to such minimum required distributions shall be as follows:

(a)	Definitions and Special Rule for TEFRA Elections.

(i)
Designated Beneficiary.  The term “Designated Beneficiary” means the individual who is designated as the Beneficiary under Section 3.05 and 11.02 of the Plan and is the Designated Beneficiary under Code Section 401(a)(9) and section 1.401(a)(9)-4 of the 2002 Final and Temporary Regulations.

(ii)
Distribution Calendar Year.  The term “Distribution Calendar Year” means a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under subsection (b)(ii). The minimum required distribution for the Participant's first Distribution Calendar Year will be made on or before the Participant's Required Beginning Date. The minimum required distribution for other Distribution Calendar Years, including the minimum required distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, will be made on or before December 31 of that Distribution Calendar Year.

(iii)	Life Expectancy. The term “Life Expectancy” means life expectancy as computed by use of the Single Life Table in section 1.401(a)(9)-9 of the 2002 Final and Temporary Regulations.

(iv)
Participant's Account Balance.  The term “Participant’s Account Balance” means the account balance as of the last valuation date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.  The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the Distribution Calendar Year if distributed or transferred in the valuation calendar year.

(v)
Required Beginning Date.  The term “Required Beginning Date” means the date specified in the first paragraph of this Section 12.05 upon which a Participant must begin receiving distributions under the Plan.

(vi)
TEFRA Section 242(b)(2) Elections.  Notwithstanding the other provisions of this Section 12.05, distributions may be made under a designation made before January 1, 1984, in accordance with section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (“TEFRA”) and the provisions of the Plan that relate to section 242(b)(2) of TEFRA.

(b)	Time and Manner of Distribution.

(i)	Required Beginning Date. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date.

(ii)
Death of Participant Before Distributions Begin.  If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

(A)
If the Participant's surviving spouse is the Participant's sole Designated Beneficiary, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70½, if later.

(B)
If the Participant's surviving spouse is not the Participant's sole Designated Beneficiary, distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(C)
If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

(D)
If the Participant's surviving spouse is the Participant's sole Designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this subsection (b)(ii), other than subsection (b)(ii)(A), will apply as if the surviving spouse were the Participant.

For purposes of this subsection (b)(ii) and subsection (d), unless subsection (b)(ii)(D) applies, distributions are considered to begin on the Participant's Required Beginning Date.  If subsection (b)(ii)(D) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under subsection (b)(ii)(A).  If distributions under an annuity purchased from an insurance company (if allowable under the Plan) irrevocably commence to the Participant before the Participant’s Required Beginning Date (or to the Participant’s surviving spouse before the date distributions are required to begin to the surviving spouse under subsection (b)(ii)(A)), the date distributions are considered to begin is the date distributions actually commence.

(iii)
Forms of Distribution.  Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions will be made in accordance with subsections (c) and (d).  If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company (if allowable under the Plan), distributions thereunder will be made in accordance with the requirements of Code Section 401(a)(9) and the 2002 Final and Temporary Regulations.

(c)	Minimum Required Distributions During Participant's Lifetime.

(i)
Amount of Minimum Required Distribution For Each Distribution Calendar Year.  During the Participant's lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:

(A)
the quotient obtained by dividing the Participant’s Account Balance by the distribution period in the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the 2002 Final and Temporary Regulations, using the Participant's age as of the Participant's birthday in the Distribution Calendar Year; or

(B)
if the Participant's sole Designated Beneficiary for the Distribution Calendar Year is the Participant's spouse, the quotient obtained by dividing the Participant’s Account Balance by the number in the Joint and Last Survivor Table set forth in section 1.401(a)(9)-9 of the 2002 Final and Temporary Regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the Distribution Calendar Year.

(ii)
Lifetime Minimum Required Distributions Continue Through Year of Participant's Death.  Minimum required distributions will be determined under this subsection (c) beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant's date of death.

(d)	Minimum Required Distributions After Participant's Death.

(i)	Death On or After Date Distributions Begin.

(A)
Participant Survived by Designated Beneficiary.  If the Participant dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant’s Account Balance by the longer of the remaining Life Expectancy of the Participant or the remaining Life Expectancy of the Participant's Designated Beneficiary, determined as follows:

(1)	The Participant's remaining Life Expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(2)
If the Participant's surviving spouse is the Participant's sole Designated Beneficiary, the remaining Life Expectancy of the surviving spouse is calculated for each Distribution Calendar Year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year.  For Distribution Calendar Years after the year of the surviving spouse's death, the remaining Life Expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

(3)
If the Participant's surviving spouse is not the Participant's sole Designated Beneficiary, the Designated Beneficiary's remaining Life Expectancy is calculated using the age of the beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

(B)
No Designated Beneficiary.  If the Participant dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant’s Account Balance by the Participant's remaining Life Expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(ii)	Death Before Date Distributions Begin.

(A)
Participant Survived by Designated Beneficiary.  If the Participant dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant’s Account Balance by the remaining Life Expectancy of the Participant's Designated Beneficiary, determined as provided in subsection (d)(i).

(B)
No Designated Beneficiary.  If the Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

(C)
Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin.  If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole Designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under subsection (b)(ii)(A), this subsection (d)(ii) will apply as if the surviving spouse were the Participant.

Section 12.06 Distribution to Alternate Payee Pursuant to Qualified Domestic Relations Order.  Benefits payable to an “alternate payee” shall be distributed in a lump sum payment as of any Valuation Date on which the Plan Administrator receives a certified copy of a “qualified domestic relations order” requiring such lump sum distribution, regardless of whether the Participant named in the qualified domestic relations order is eligible to receive a distribution from the Plan.  For purposes of this Section 12.06, the terms “alternate payee” and “qualified domestic relations order” shall have the meanings set forth in Section 414(p) of the Code.

Section 12.07 Direct Rollovers.  A Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.  For purposes of this Section 12.07 the following definitions shall apply:

(a)
Distributee.  The term “Distributee” means, where applicable, the Participant, the Participant’s surviving spouse, and the Participant’s spouse of former spouse who is an alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code.

(b)
Eligible Rollover Distribution.  An Eligible Rollover Distribution is any distribution of all or any portion of only the Distributee’s Company Retirement Account and Savings Account, except that an Eligible Rollover Distribution does not include:  (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributees and the Distributee’s joint annuitant; (ii) any distribution that is one of a series of payments made for a specified period of ten (10) years or more; (iii) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and (iv) the portion of any distribution that is a hardship distribution.  A portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income.  However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(b) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

(c)
Eligible Retirement Plan.  An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, an annuity plan described in Section 401(a) of the Code, or any qualified trust described in Section 401(a) of the Code, that accepts the Distributee’s Eligible Rollover Distribution.  An Eligible Retirement Plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan.  The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code.

(d)	Direct Rollover. A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

Each Participant shall be provided with a notice of his or her rights to a direct rollover under this Section 12.07 no less than thirty (30) days and no more than ninety (90) days before the date such Participant’s benefit is to be paid.  The Participant’s consent to the distribution must not be made before the Participant receives the notice and must not be made more than ninety (90) days before the date the benefit is to be paid.  Such distribution may commence less than thirty (30) days after the notice required by Section 1.411(a)-11(c) of the Treasury Regulations is given, provided that:

(y)
The Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option); and

(z)	The Participant, after receiving the notice, affirmatively elects a distribution.

Section 12.08 Suspension of Benefits Upon Reemployment of Participant.  Subject to subsection 12.04(b) and Section 12.06, if a Participant who is receiving installment payments from the Plan is reemployed by the Company, his installment payments shall be suspended as of his reemployment, subject to the following rules:

(a)
The Participant must receive a notice (by personal delivery or first-class mail) during the first month for which his installments are suspended, with the notice to contain the information required by Section 2530.230 3(b)(4) of the Department of Labor Regulations;

(b)	No installment may be withheld for any month in which the Participant is credited with less than forty (40) Hours of Service or receives pay for fewer than eight (8) days; and

(c)	With his first installment after he is again eligible to receive benefits under this Article 12, the Participant will receive all of his suspended installments.

Section 12.09 Payment of Benefits from Retiree Health Account.  The Participant shall receive his benefit under the Retiree Health Account as follows:

(a)
Upon Severance (Except by Reason of Death).  At any time following severance of employment with the Company or any Related Employer, the Participant shall, to the extent permitted under the Code and in accordance with procedures established by the Plan Administrator, be entitled to reimbursement of health care premiums, health care deductibles, copays, health expenses not covered by health insurance, and Medicare premiums.  The maximum amount available to pay benefits from the Retiree Health Account shall be determined under Section 11.03.  The maximum number of distributions from the Participant’s Retiree Health Account shall be twelve (12) per calendar year.  The Corporation intends that the Retiree Health Account shall constitute an “accident or health plan” under the provisions of Sections 105 and 106 of the Code and, to the extent permitted under the Code, payments made from the Retiree Health Account in accordance with this subsection (a) shall not be taxable.

(b)
Upon Severance by Reason of Death.  If a Participant dies and his Beneficiary under the Plan is his spouse, such spouse shall be entitled to the benefits described in subsection (a).  If the Participant’s Beneficiary is not his spouse, the entire interest in the Participant’s Retiree Health Account shall be distributed in accordance with the rules applicable to the Participant’s Savings Account.

(c)
Other Distributions.  In the event that the Code requires distribution of all or a portion of the Participant’s interest in his Retiree Health Account in a manner not provided for in this Article 12, such interest shall be distributed in accordance with the rules applicable to the Participant’s Savings Account.  In the event that no benefits are paid from a Participant’s (or Beneficiary’s) Retiree Health Account for a period of at least five (5) years at any time after the Participant attains age sixty five (65), the entire interest in the Participant’s Retiree Health Account shall be distributed in accordance with the rules applicable to the Participant’s Savings Account.

(d)
Rehire.  In the event that a Participant incurs a severance from employment with the Company and is later rehired, no amounts forfeited from the Participant’s Retiree Health Account and credited to his Savings Account shall be returned to his Retiree Health Account.

ARTICLE 13 THE TRUST

Section 13.01 Establishment of Trust.  All of the assets under the Plan shall be held as a single trust, to be held, invested and distributed in accordance with the provisions of the Plan providing benefits to Participants and their Beneficiaries.  The assets of the Trust shall be the sole source of all benefits provided for in the Plan.  The Corporation, the Company, and the Committee do not in any way guarantee the assets of the Trust from loss or depreciation as a result of Participants’ investments in the Investment Funds of the Plan.

Section 13.02 Appointment of Trustee.  The Trust shall be held by a Trustee appointed by the Committee from time to time, under a trust instrument which shall be approved by the Committee and shall constitute part of the Plan.

Section 13.03 Interest in Fund Governed by Terms of the Plan.  No Participant, former Participant or Beneficiary, or any other person, shall have any interest in or right under the Plan or in any part of the assets or earnings thereof held in the Trust except as and to the extent provided in the Plan.

ARTICLE 14 ADMINISTRATION

Section 14.01 Allocation of Fiduciary Duties.  The Committee and the Plan Administrator shall have only those specific powers, duties, responsibilities and obligations as are expressly given them under the Plan and the Trust.  Each fiduciary of the Plan shall warrant that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan and Trust, as the case may be, authorizing or providing for such direction, information or action.  Furthermore, each fiduciary of the Plan may rely upon any such direction, information or action of another fiduciary of the Plan as being proper under this Plan and Trust, and is not required under the Plan or Trust to inquire into the propriety of any such direction, information or action, except that a fiduciary of the Plan shall not be relieved from liability under Section 405(a) of Title I of ERISA for a breach of fiduciary responsibility by a co-fiduciary.  It is intended under the Plan and Trust that each fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Plan.

Section 14.02 Establishment of the Committee.  The Committee shall be the Employee Benefits Committee of BorgWarner Inc., or any successor thereto.  The Committee shall advise the Trustee in writing of the names of the members of the Committee and of any changes which may occur in its membership from time to time.

Section 14.03 Appointment and Duties of Plan Administrator.  The Plan Administrator shall be appointed by the Committee to serve at the Committee’s discretion and shall exercise such authority and responsibility as the Plan Administrator deems appropriate in order to comply with ERISA and governmental regulations issued thereunder relating to:

(a)	The administration of the Plan;

(b)	Reports and notifications to Participants;

(c)	Reports to and registration with the Internal Revenue Service;

(d)	Annual reports to the Department of Labor; and

(e)	Any other actions required by ERISA or the Plan.

Section 14.04 Powers and Duties of the Committee.  The Committee shall have such powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following:

(a)
To administer and enforce the Plan, including the discretionary and exclusive authority to interpret the Plan, to make all factual determinations under the Plan, and to resolve questions as between the Company and Participants or Beneficiaries, including questions which relate to eligibility and distributions from the Plan, to remedy possible ambiguities, inconsistencies or omissions in a manner which does not discriminate in favor of Highly Compensated Employees, and decisions on claims which shall, subject to the claims procedure of Section 14.11, be conclusive and binding upon all persons hereunder, including, without limitation, Participants, other employees of the Company, Beneficiaries, and former Participants, and their executors, administrators, conservators, or heirs;

(b)	To prescribe procedures to be followed by Participants or Beneficiaries filing applications for benefits;

(c)	To prepare and distribute, in such manner as the Committee determines to be appropriate, information explaining the Plan and Trust;

(d)	To receive from the Company and Participants such information as shall be necessary for the proper administration of the Plan and Trust;

(e)	To furnish the Company, upon request, such annual reports with respect to the administration of the Plan as are reasonable and appropriate;

(f)	To receive, review and keep on file (as it deems convenient or proper) reports of the financial condition, the receipts and disbursements and the assets of the Trust;

(g)
To appoint or employ individuals to assist in the administration of the Plan and any other agents it deems advisable, including legal counsel, and such clerical, medical, accounting, auditing, actuarial and other services as it may require in carrying out the provisions of the Plan or in connection with any legal claim or proceeding involving the Plan, to settle, compromise, contest, prosecute or abandon claims in favor of or against the Plan, and to pay all costs and expenses related to the above actions from the assets of the Trust; and

(h)	To discharge all other duties set forth herein.

With respect to any requirement under the Plan that a Participant or Beneficiary submit any information in writing or on a form, the Committee or its delegate may permit submission of such information electronically or by other suitable means, unless prohibited by law.  No member of the Committee shall participate in any action on any matters involving solely his own rights or benefits as a Participant under the Plan, and any such matters shall be determined by the other members of the Committee.

Section 14.05 The Committee Direction on Payments.  The Committee, or the person or persons designated by the Committee pursuant to subsection 14.04(g), shall direct the Trustee concerning all payments which shall be made out of the Trust pursuant to the provisions of the Plan.

Section 14.06 Actions by the Committee.  The Committee may act at a meeting or by writing without a meeting, by the vote or assent of a majority of its members.  The Committee may adopt such by laws and regulations as it deems desirable for the conduct of its affairs and the administration of the Plan.  A dissenting Committee member who, within a reasonable time after he has knowledge of any action or failure to act by the majority, registers his dissent in writing delivered to the other Committee members shall not be responsible for any such action or failure to act.  The Committee may authorize one or more members of the Committee to act on behalf of the Committee.

Section 14.07 No Compensation.  Members of the Committee shall not receive compensation from the Plan for those services they perform as the Committee members while employed by the Company.

Section 14.08 Records of the Committee.  The Committee shall keep a record of all of its meetings and shall keep all such books of account, records and other data as may be necessary or desirable in its judgment for the administration of the Plan.  The Committee shall keep on file, in such form as it shall deem convenient and proper, all reports of the Trust received from the Trustee.

Section 14.09 Information from Participant.  The Plan Administrator may require a Participant to complete and file with the Plan Administrator forms approved by the Committee, and to furnish all pertinent information requested by such Committee.  The Committee may rely upon all such information so furnished, including the Participant’s current mailing address.

Section 14.10 Notification of Participant’s Address.  Each Participant, retired Participant and Beneficiary entitled to benefits under the Plan must file with the Plan Administrator or such other person designated by the Plan Administrator his post office address and each change of post office address.  Any communication, statement or notice addressed to such a person at this latest post office address as filed with the Plan Administrator will, on deposit in the United States mail with postage prepaid, be binding upon such person for all purposes of the Plan, and, subject to Section 15.03, the Plan Administrator shall not be obliged to search for, or to ascertain the whereabouts of, any such person.

Section 14.11 Claims Procedure.  If a Participant or Beneficiary is unsatisfied with a response from the Administrative Services Provider regarding his benefits under the Plan, a claim for benefits shall be made by filing a written request with the Plan Administrator, which shall be delivered to the Plan Administrator and accompanied by such substantiation of the claim as the Plan Administrator considers necessary and reasonable for the type of claim being filed.  Alternatively, the claim may be submitted to the Company’s benefits department at the site where the claimant is employed.

If a claim is denied in whole or in part, the claimant shall receive a written or electronic notice explaining the denial of the claim within ninety (90) days after the Plan Administrator’s receipt of the claim.   If the Plan Administrator determines that special circumstances exist requiring a ninety (90) day extension of time to process the claim, the claimant shall be notified in writing of the extension and reason for the extension within ninety (90) days after the Plan Administrator’s receipt of the claim.  The written extension notification shall also indicate the date by which the Plan Administrator expects to render a final decision.  A notice of denial of claim shall contain:  the specific reason or reasons for the denial; reference to the specific Plan provisions on which the denial is based; a description of any additional materials or information necessary for such claimant to perfect the claim and an explanation of why such material or information is necessary; and a description of the Plan’s review procedures and the time limits applicable to such procedures, including a statement of the claimant’s right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on review.

A claimant may file a written request with the Committee for a review of the denial of a claim within sixty (60) days after receiving written notice of the denial.  The claimant may submit written comments, documents, records and other relevant information in support of the claim.  A claimant shall be provided, upon request and without charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant’s claim for benefits.  A document, record, or other information shall be considered relevant if it:  was relied upon in denying the claim; was submitted, considered or generated in the course of processing the claim, regardless of whether it was relied upon; demonstrates compliance with the claims procedures process; or constitutes a statement of Plan policy or guidance concerning the denied benefit, regardless of whether it was relied upon.  In reviewing a denied claim, the Committee shall take into consideration all comments, documents, records, and other information submitted by the claimant in support of the claim, without regard to whether such information was submitted or considered in the initial benefit determination.  The Committee shall make a benefit determination on review no later than the date of the Committee meeting next following the Plan’s receipt of the claimant’s request for review, unless the request for review is filed within thirty (30) days preceding the date of such meeting, in which case such determination shall be made no later than the date of the second meeting next following the Plan’s receipt of the claimant’s request for review.  If the Committee determines that special circumstances exist requiring an extension of time to process the claim, the claimant shall be notified in writing of the extension and reason for the extension prior to the commencement of the extension.  The written extension notification shall also indicate the date by which the Committee expects to render a final decision.

The Committee shall notify the claimant in writing of its determination on the appeal within five (5) days after the determination is made.  Such notification shall be in writing in a form designed to be understood by the claimant.  If the claim is denied in whole or in part on appeal, the notification will also contain:  the specific reason or reasons for the denial; reference to the specific Plan provisions on which the determination is based; a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant’s claim for benefits. A document, record, or other information shall be considered relevant if it:  was relied upon in denying the claim; submitted, considered or generated in the course of processing the claim, regardless of whether it was relied upon; demonstrates compliance with the claims procedures process; or constitutes a statement of Plan policy or guidance concerning the denied benefit, regardless of whether it was relied upon; and a statement that the claimant has a right to bring an action under Section 502(a) of ERISA following a final determination on review.

Following the Committee’s denial of a claim on review, the claimant may file a written request with the Committee for a hearing and second review of the denied claim.  The claimant shall have an opportunity at such hearing to present evidence and appear before the Committee.  The timing for filing such a request and the timing and other standards for the Committee’s response to such a request shall be subject to the standards set forth in the previous two paragraphs of this Section 14.10.  In the event that the claimant does not timely file a request for a hearing and second appeal, the Committee’s determination in the first appeal shall be final and conclusive.  Otherwise, the Committee’s determination in the second appeal shall be final and conclusive.

Notwithstanding anything in this Section 14.11 to the contrary, the Plan Administrator and the Committee shall make all determinations regarding claims for benefits of Participants in accordance with Section 2560.503-1 of the Department of Labor Regulations.

Section 14.12 Qualified Domestic Relations Order Procedure.  In the case of any domestic relations order received by the Plan Administrator (or its agent), the Plan Administrator (or its agent) shall promptly notify the Participant and the spouse, former spouse, child or other alternate payee of the receipt of such order and the Plan’s procedures for determining the qualified status of domestic relations orders.  Within a reasonable period after receipt of such order, the Plan Administrator (or its agent) shall determine whether such order is a “qualified domestic relations order” within the meaning of Section 414(p) of the Code.  It shall then notify the Participant and the alternate payee of such determination.

The Plan Administrator shall establish reasonable procedures to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders.  Such procedures shall be in writing, shall provide for the notification of each person specified in a domestic relations order as entitled to payment of benefits under the Plan (at the address included in the domestic relations order) of such procedures promptly upon receipt by the Plan Administrator (or its agent) of the domestic relations order and shall permit an alternate payee to designate a representative for receipt of copies of notices that are sent to the alternate payee with respect to a domestic relations order.

During any period in which the issue of whether a domestic relations order is a qualified domestic relations order is being determined (by the Plan Administrator, its agent, a court of competent jurisdiction, or otherwise), the Plan Administrator shall cause the Trustee to segregate in a separate account in the Trust or in an escrow account the amounts which would have been payable to the alternate payee during such period if the order had been determined to be a qualified domestic relations order.  If within the eighteen (18) month period beginning on the date on which the first payment would be required to be made under the domestic relations order it is determined that the order is not a qualified domestic relations order or the question of whether the order is a qualified domestic relations order is not resolved, the Plan Administrator shall cause the Trustee to pay the segregated amounts (plus any interest thereon) to the person or persons who would have been entitled to such amounts if there had been no order.

Any determination that an order is a qualified domestic relations order which is made after the close of the eighteen (18) month period described in the preceding paragraph shall be applied prospectively only.

If the Plan Administrator or any fiduciary of the Plan acts in accordance with this Section 14.12 in treating a domestic relations order as being (or not being) a qualified domestic relations order or taking other action under this Section 14.12, and applicable law, the Plan’s obligation to the Participant and each alternate payee shall be discharged to the extent of any payment made.  Expenses relating to administration of a qualified domestic relation orders may be charged to a Participant’s RSP Account in accordance with Section 14.13.

Section 14.13 Expenses.  All reasonable expenses that shall arise in connection with the administration of the Plan, including, but not limited to, the expenses of the Committee incurred in carrying out its duties and responsibilities under the Plan, the compensation of the Trustee, administrative expenses and other proper charges and disbursements of the Trustee or a committee, and compensation and other expenses and charges of any counsel, accountant, specialist, agent or other person who shall be employed by the Plan Administrator or a committee in connection with the administration thereof, may be charged to the Trust and paid by the Trustee or may be paid by the Company.  Participants’ RSP Accounts may be charged for part or all of the reasonable expenses of administration of the Plan, consistent with applicable law.

ARTICLE 15 GENERAL PROVISIONS

Section 15.01 Nonalienation of Benefits.  Except for qualified domestic relations orders pursuant to Section 14.12, and as otherwise required under federal law, assignment of benefits under the Plan or their pledge or encumbrance in any manner shall not be permitted or recognized under any circumstance, nor shall such benefits be subject to attachment or other legal process for the debts of any Participant, former Participant or Beneficiary.

Section 15.02 Payment to Incapacitated Participant or Beneficiary.  If the Committee shall find that a Participant, former Participant or Beneficiary is unable to care for his affairs because of illness or accident, or is a minor, or has died, the Committee may direct that any payment due him, unless claim therefor shall have been made by a duly appointed legal representative, shall be paid to his spouse, a child, a parent, or other blood relative or to a person with whom he resides, and any such payment so made shall be in complete discharge of the liabilities of the Plan therefor.

Section 15.03 Payment Because of Inability to Locate Participant or Beneficiary.  In the event that the Plan Administrator is unable to make payment of any benefit that is required to be paid under the Plan to a Participant or Beneficiary because the identity and/or the whereabouts of such Participant or Beneficiary cannot be immediately ascertained by direct correspondence with such Participant or Beneficiary, the Plan Administrator shall make reasonable efforts to verify the identity and/or the whereabouts of such Participant or Beneficiary by:

(a)	contacting the individual(s) who would be entitled to payment of such benefit in accordance with Sections 3.05 or 11.02 of the Plan if such Participant or Beneficiary were deceased; and

(b)	following current guidance regarding missing participants and beneficiaries of qualified pension plans issued by the Internal Revenue Service or the Department of Labor.

In the event that such Participant or Beneficiary cannot be located within one (1) year after such benefit is required to be paid under the Plan, the Plan Administrator may mail a notice by registered mail to the last known address of such person outlining the action to be taken unless such person makes written reply to the Plan Administrator within 60 days from the mailing of such notice.  If such Participant or Beneficiary fails to make written reply to the Plan Administrator within 60 days from mailing of such notice, the Plan Administrator may, as appropriate under the circumstances (as determined in the Plan Administrator’s sole discretion), take one of the following actions:

(x)
The Plan Administrator may declare the balance in such Participant or Beneficiary’s RSP Account to be forfeited.  If the Participant or Beneficiary later makes a claim for a benefit under the Plan, and that claim for a benefit is granted, the amount in the Participant’s RSP Account that was forfeited shall be paid to the Participant or Beneficiary without regard to any subsequent gain or loss;

(y)
The Plan Administrator may, to the extent permitted by the Code, execute a direct rollover of the balance of such Participant or Beneficiary’s RSP Account to an individual retirement account described in Section 408(a) of the Code established on behalf of the Participant or Beneficiary; or

(z)
In the event that the individual(s) identified in subsection (a) above establishes to the Plan Administrator’s satisfaction that such Participant or Beneficiary is deceased or that payment to such Participant or Beneficiary will be indefinitely infeasible, the Plan Administrator may make payment to such individual(s) identified in subsection (a) above, subject to repayment to the Plan in the event that such Participant or Beneficiary later makes a claim for a benefit under the Plan and such claim is granted (without regard to any subsequent gain or loss).

Section 15.04 Actions by the Committee.  Whenever in the administration of the Plan, action by the Committee is required with respect to eligibility or classification of Employees, contributions or benefits, such action shall be uniform in nature as applied to all persons similarly situated, and no such action shall be taken which shall discriminate in favor of Employees who are officers, stockholders or Highly Compensated Employees.

Section 15.05 Plan for Exclusive Benefit of Participant and Beneficiary.  No part of any contributions under the Plan or of any part of the Trust (other than such part as provided for under the Plan) shall be used for, or diverted to, purposes other than for the exclusive benefit of the Participants under the Plan or their Beneficiaries.

Section 15.06 No Contract of Employment.  Nothing contained in this Plan shall be construed as a contract of employment between the Company and any Employee, or as a right of any Employee to be continued in the employment of the Company or as a limitation of the right of the Company to discharge any Employee at any time with or without cause.

Section 15.07 Indemnification of the Committee and Plan Administrator.  Members of the Committee and the Plan Administrator shall be indemnified by the Corporation against any and all liabilities arising by reason of any act or failure to act made in good faith pursuant to the provisions of the Plan, including expenses reasonably incurred in the defense of any claim relating thereto.  If the Corporation takes any action to liquidate under circumstances which require that the Committee remain in existence, the Corporation shall purchase insurance for each member of the Committee to cover liability or losses occurring by reason of an act or omission of any such member, unless the same is determined to be due to acts of gross negligence or willful misconduct.  The expenses incurred for such insurance or indemnification shall be paid by the Corporation and shall not be reimbursable under the provisions of the Plan.

Section 15.08 Change in Business.  In the event of the sale, dissolution, merger, consolidation, reorganization or discontinuance of all or any part of any trade or business of the Company, the Committee, in its sole discretion, may (a) determine that all or a portion of the affected Employees of the Company shall no longer be Eligible Employees in the Plan and (b) determine that the rights of the affected Employees accrued to the date of such sale, dissolution, merger, consolidation, reorganization or discontinuance shall be nonforfeitable.

Section 15.09 USERRA.  Notwithstanding any provisions of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with the Uniformed Services Employment and Reemployment Rights Act of 1994 (“USERRA”) and the special rules relating to veteran’s reemployment rights under USERRA pursuant to Section 414(u) of the Code.

Section 15.10 Plan Administered According to Law.  The Plan and the Trust forming part thereof shall be construed and administered according to the laws of the State of Michigan to the extent such laws are not preempted by ERISA or subsequent amendments thereto or any other laws of the United States of America.

Section 15.11 Gender, Number and Context.  Words used in the Plan in the masculine gender shall include the feminine gender, the singular shall include the plural and the plural shall include the singular, all unless the context clearly indicates otherwise.  The titles of Sections and subsections in this instrument are included solely for convenience of reference and, if there is any conflict between the titles and the text, the text shall control.

Section 15.12 Qualification Intended.  The Corporation shall submit the Plan as amended and restated herein to the Internal Revenue Service along with all necessary supporting documents with a request for a determination letter that the Plan continues to meet the qualification requirements of Section 401(a) of the Code and that the Trust continues to be exempt from taxation under Section 501(a) of the Code.  Any modification or amendment of the Plan may be made retroactively, if necessary or appropriate, to qualify or maintain the Plan as a qualified plan meeting the requirements of Sections 401(a) and 501(a) of the Code, ERISA or any other provisions of federal law.

Section 15.13 Amendment and Restatement of the Plan Conditioned Upon Qualification.  Any contributions that the Company shall pay over to the Trustee on or after the Effective Date of this Plan shall, in the event that the Internal Revenue Service refuses to approve this Plan as amended and restated as of the Effective Date or any particular amendment to the Plan, be returned by the Trustee to the Company and any such amendment shall be inoperative.

Section 15.14 Top Heavy Plan Provisions.

(a)	Top Heavy Plan Definitions. The definitions relating to Top Heavy plan provisions are as follows:

(i)
The term “Top Heavy Plan” or “Top Heavy” means the Plan or refers to the Plan if, as of the Determination Date (as defined in subsection (b) below), the aggregate balance of the RSP Accounts of Key Employees (as defined in subsection (c) below) under the Plan exceeds sixty percent (60%) of the aggregate balance of the RSP Accounts of all Employees under the Plan, as determined in accordance with the provisions of Section 416(g) of the Code.  The determination of whether the Plan is Top-Heavy shall be made after aggregating all other tax qualified plans of the Company and any Related Employer, if any, which are required to be aggregated pursuant to Section 416(g)(2) of the Code and after aggregating any other such plan of the Company and any Related Employer which may be taken into account under the permissive aggregation rules of Section 416(g)(2)(A)(ii) of the Code if such permissive aggregation thereby eliminates the Top Heavy status of any plan within such permissive aggregation group.  For Plan Years beginning prior to January 1, 2000, the Plan is “Super Top Heavy” if, as of the Determination Date, the Plan would meet the test specified above for being a Top Heavy Plan if ninety percent (90%) were substituted for sixty percent (60%) in each place in which it appears in this subsection (a).  The plans which are required to be aggregated include (i) all qualified plans of the Company and any Related Employer in which at least one Key Employee participates and all qualified plans of the Company and any Related Employer in which at least one Key Employee participated which were terminated within the one (1) year period ending on the Determination Date, and (ii) all other plans of the Company and any Related Employer which enable a plan described in (i) to meet the requirements of Section 401(a)(4) or Section 410 of the Code.  The plans which are permitted to be aggregated include the plans which are required to be aggregated plus any plan or plans of the Company and any Related Employer which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code. The present values of accrued benefits and the amounts of account balances of an Employee as of the Determination Date shall be increased by the distributions made with respect to such Employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the one (1)-year period ending on the Determination Date.  The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code.  In the case of a distribution made for a reason other than a severance from service, death, or disability, this provision shall be applied by substituting “five (5)-year period” for “one (1)-year period” in the preceding sentence.  For the purposes of these Top-Heavy provisions, Employees and Key Employees shall include only such individuals who performed any services for the Company and any Related Employer at any time during the one (1)-year period ending on the Determination Date;

(ii)
The term “Determination Date,” for purposes of determining whether the Plan is Top Heavy for a particular Plan Year, means the last day of the preceding Plan Year (or, in the case of the first Plan Year of the Plan, the last day of the first Plan Year);

(iii)	The term “Key Employee” means any Employee or former employee (including any deceased employee) who at any time during the Plan Year that includes the Determination Date was:

(A)	An officer of the Company or a Related Employer having annual Compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002);

(B)	A five percent (5%) owner of the Company or a Related Employer; or

(C)	A one percent (1%) owner of the Company or a Related Employer and who has annual Compensation of more than $150,000.

The determination of who is a “Key Employee” will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

(iv)	The term “Non Key Employee” means any Participant in the Plan (including a Beneficiary of such Participant) who is not a Key Employee.

(b)
Requirements in Plan Years in Which Plan is Top Heavy. Notwithstanding anything herein to the contrary, if the Plan is Top Heavy as determined pursuant to Section 416 of the Code for any Plan Year, then the Plan shall meet the following requirements for any such Plan Year:

(i)
Minimum Vesting Requirements.  A Participant’s vested percentage in his Company Retirement Contribution Account, that portion of the balance in his Savings Account attributable to Company Matching Contributions under Section 5.06 and, if applicable, that portion of the balance in his Retiree Health Account attributable to Company Matching Contributions under Section 6.02 shall be determined in accordance with the following schedule and not in accordance with the definition of Vested Portion:

Years of Vested Service	Vested Portion
Less than Three (3)	0%
Three (3) or more	100%
In the event that the Top Heavy Plan ceases thereafter to be Top Heavy, each Participant’s vested percentage shall again be determined under the definition of Vested Portion, provided that a Participant’s vested percentage shall not be reduced thereby.

(ii)
Minimum Contribution Requirement.  It is intended that the Company and any Related Employer will meet the minimum contribution requirements of Sections 416(c) and 416(h) of the Code by providing the minimum contribution through a combination of Company Retirement Contributions, Company Matching Contributions and Before-Tax Contributions for such Plan Year for each Participant who is a Non Key Employee, in accordance with whichever of the following paragraphs is applicable:

(A)
If the Company or a Related Employer does not maintain a tax qualified defined benefit pension plan, or if the Company or a Related Employer maintains such a pension plan in which no Participant can participate, the minimum contribution per Participant shall be three percent (3%) of the Participant’s Compensation for the Plan Year;

(B)
If the Company or a Related Employer maintains a tax qualified defined benefit pension plan in which one or more Participants may participate, and that pension plan is not Top Heavy, the minimum contribution per Participant shall be three percent (3%) of a Participant’s Compensation for that Plan Year; and

(C)
If the Company or a Related Employer maintains a tax qualified defined benefit pension plan in which one or more Participants may participate, and that pension plan is Top Heavy, the minimum contribution per Participant shall be five percent (5%) of the Participant’s Compensation for that Plan Year.

The minimum Company contribution under this subsection (b) shall be allocated to the Participants’ RSP Accounts in the necessary amounts and in such proportions as the Committee shall determine.

(iii)	Minimum Contribution Requirement Reductions. The minimum contribution requirements set forth herein shall be reduced in the following circumstances:

(A)
The percentage minimum contribution required hereunder shall in no event exceed the percentage contribution made for the Key Employee for whom such percentage is the highest for the Plan Year after taking into account contributions or benefits under other qualified plans in this Plan’s aggregate group as provided pursuant to Section 416(c)(2)(B)(ii) of the Code; and

(B)
No minimum contribution will be required (or the minimum contribution will be reduced, as the case may be) for a Participant for any Plan Year if the Company or a Related Employer maintains another qualified plan under which a minimum benefit or contribution is being accrued or made for such Plan Year in whole or in part for the Participant in accordance with Section 416(c) of the Code.

ARTICLE 16 AMENDMENTS AND TERMINATION

Section 16.01 Corporation’s Right to Amend Plan.  The Corporation, by action of the Committee, reserves the right at any time and from time to time to amend or modify the Plan in whole or in part and either retroactively or prospectively through a written instrument delivered to the Trustee; provided, however, that:

(a)
Except as expressly provided to the contrary herein, no such amendment or modification shall authorize or permit any part of the corpus or income of the Trust to be used for or diverted to purposes other than for the exclusive benefit of Participants or Beneficiaries, or to deprive any of them of funds then held for their account;

(b)	No amendment or modification shall increase the duties or liabilities of the Trustee without its written consent; and

(c)
Notwithstanding anything herein to the contrary, the Committee may make any amendment or modification to the Plan and the Trust that it deems necessary or appropriate to comply with any statute or regulation, including requirements for qualification, exempt status and deductibility of contributions under the Code, and such amendments or modifications shall have retroactive effect if necessary or appropriate for such purposes.

Section 16.02 Termination of Plan or Discontinuance of Contributions.  It is the intention of the Corporation to continue the Plan and for contributions on behalf of Participant to be made thereto, but the Corporation, by action of its board of directors or by persons designated by its board of directors, reserves the right to suspend or terminate the Plan at any time and for any reason.  In the event of termination, dissolution, merger, consolidation or reorganization of the Corporation, where the successor does not continue the Plan in accordance with Section 17.01, upon partial termination of the Plan with respect to a group of Participants, upon complete discontinuance of Company contributions under the Plan or any other termination of the Plan, the interests of the affected Participants shall become fully vested and their interests shall be nonforfeitable.  There shall be no contributions of any kind under the Plan after the date that the Plan terminates.  However, the Committee and the Trust shall remain in existence, and all of the provisions of the Plan (other than the provisions relating to contributions and Forfeitures), which in the sole opinion of the Committee are necessary, shall remain in full force and effect until all benefits due to Participants and Beneficiaries have been distributed.

Section 16.03 Distribution on Termination of Plan.  In the event of the termination or partial termination of the Plan, after payment of all expenses (including Trustee fees), there shall be distributed to each affected Participant, or to his Beneficiary in the case of a deceased Participant, in such manner as the Committee shall direct, a benefit equal to the balance in the Participant’s RSP Account, such balance to be adjusted as provided in Article 9 as of the later of the Valuation Date on which termination or partial termination occurs or the Valuation Date coinciding with or immediately preceding the date of distribution; provided, however, that the Committee and the Trustee shall not be required to effect such distribution until written evidence of approval of such termination and distribution has been received from the Internal Revenue Service.  If such benefits shall not exhaust the assets of the Trust, any remaining assets shall be allocated among the RSP Accounts of continuing Participants in the same proportion that the balance in each continuing Participant’s account bears to the aggregate balance in all continuing Participants’ RSP Accounts, and in no event shall such assets revert or inure to the benefit of the Company.  Upon termination, the Committee may authorize the payment to Participants or Beneficiaries of such amounts in cash or in kind, with all such assets being measured at their fair market value.  The Trustee shall continue to hold, invest, administer and distribute the assets of the Trust pursuant to the terms of the Plan until no Trust assets remain in its hands.  If a Participant dies after termination of the Plan and before all of his interest in the Trust has been paid, the undistributed portion shall be distributed to his Beneficiary in a lump sum.

ARTICLE 17 SUCCESSOR, PLAN MERGER, CONSOLIDATION OR TRANSFER OF ASSETS

Section 17.01 Successor.  In the event of the sale, dissolution, merger, consolidation or reorganization of the Corporation, provision may be made by which the Plan will be continued by the successor; and in that event, such successor shall be substituted for the Corporation under the Plan.  In the event of the sale, dissolution, merger, consolidation or reorganization of the Company, provision may be made by which the successor may continue to participate in the Plan, and in that event, such successor shall be substituted for the Company under the Plan.  In either case, the substitution of the successor shall constitute an assumption of the Plan liabilities of the Corporation or Company, as applicable, by the successor, and the successor shall have all of the powers, duties and responsibilities of the Corporation or Company, as applicable, under the Plan.

Section 17.02 Plan Merger, Consolidation or Transfer of Assets to Other Qualified Plans.  In the event of any merger or consolidation of the Plan with, or transfer in whole or in part of the assets and liabilities of the Trust to, any other plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants of this Plan, the assets of the Trust applicable to such Participants shall be transferred to the other trust only if:

(a)
Each Participant would (if the other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated);

(b)
Resolutions of the Corporation’s board of directors, and of the board of directors of any new successor employer of the affected Participants, shall authorize such transfer of assets; and in the case of the new successor employer of the affected Participants, its resolutions shall include an assumption of liabilities with respect to such Participants’ inclusion in the new employer’s plan; and

(c)	Such other plan is qualified under Sections 401(a) and 501(a) of the Code.

*           *           *           *           *           *

APPENDIX A
BORGWARNER INC. RETIREMENT SAVINGS PLAN
HOURLY EMPLOYEES OF THE BELLWOOD, ILLINOIS PLANT

The Plan, as modified by this Appendix A, shall be applicable only to those persons determined to be an “Employee” hereunder.  The amendments to the Plan, as made by this Appendix A, are as follows:

1.	The first sentence of Section 2.15 shall be amended as follows:

“Section 2.15                                Compensation.  The term ‘Compensation’ means direct compensation in the form of wages paid by the Company to an Eligible Employee on an hourly basis for services performed during a Plan Year, including shift pay premium, overtime premium, vacation pay, holiday pay, bereavement pay, military service pay, jury duty pay, profit sharing, Before-Tax Contributions under this Plan, and any other elective deferrals made by the Eligible Employee which are excluded from the Employee’s gross income by reason of Code Sections 125 or 132(f)(4), but excluding any cost-of-living adjustment paid during a Plan Year, education expenses, supplemental unemployment benefits and any other taxable fringe benefits.”

2.	Section 2.18 (definition of “Eligible Employee”) is amended by adding the following to the end thereof:

“Notwithstanding the foregoing, an Employee who elected to remain a participant in the Transmission & Engine Components Bellwood Plant Employees’ Pension Plan effective as of April 1, 1989 shall be an Eligible Employee for purposes of the Savings Account but shall not be an Eligible Employee for purposes of the Company Retirement Account and Retiree Health Account.”

3.	Section 2.19 (definition of “Employee”) is amended by deleting the first two sentences of Section 2.19 and in its place inserting the following:

“The term ‘Employee’ means a common law employee of the Bellwood Plant of BorgWarner Transmission Systems Inc. (prior to January 17, 2000, Borg-Warner Automotive Automatic Transmission Systems Corporation) who is compensated on an hourly basis for services performed and as to whom no contributions under a funded plan of deferred compensation are being made by the Company or any other entity.”

4.	Section 4.01(a) shall be amended as follows:

“(a)           Regular Contributions.  For each Payroll Period, subject to the provisions of Article 7, the Company shall make a Company Retirement Contribution to the Participant’s Company Retirement Account on behalf of each Participant who is an Eligible Employee at any time during such Payroll Period.  The amount of such Company Retirement Contribution shall be computed on the following basis:

Years of Vested Service as of January 1	Company Retirement Contribution on % of Compensation Under Social Security Wage Base	Company Retirement Contribution on % of Compensation Over Social Security Wage Base

Less than or equal to ten (10)	3%	6%

Greater than ten (10) but less than or equal to twenty (20)	4%	8%

Greater than 20	5%	10%

The Company shall make an additional Company Retirement Contribution to the Trustee on behalf of each Participant who (i) had his or her credited service in the Transmission & Engine Components Bellwood Plant Employees’ Pension Plan frozen as of March 31, 1989, (ii) attained age fifty (50) as of December 31, 1989 or had twenty (20) more Years of Vested Service (Credited Service) as of December 31, 1989, and (iii) was eligible to receive a Company Retirement Contribution under subsection 4.01(a) as of April 1, 1989 as follows:

Attained Age as of December 31, 1989	Additional Company Retirement Contribution

Age fifty (50) or twenty (20) or more Years of Vested Service (Credited Service)	1% of Compensation

At least age fifty (50) and twenty (20) or more Years of Vested Service (Credited Service)	2% of Compensation

A-

(a)

APPENDIX B
BORGWARNER INC. RETIREMENT SAVINGS PLAN
HOURLY EMPLOYEES OF THE FRANKFORT, ILLINOIS PLANT

The Plan, as modified by this Appendix B, shall be applicable only to those persons determined to be an “Employee” hereunder.  The amendments to the Plan, as made by this Appendix B, are as follows:

1.	The first sentence of Section 2.15 shall be amended as follows:

“Section 2.15                                Compensation.  The term ‘Compensation’ means direct compensation in the form of wages paid by the Company to an Eligible Employee on an hourly basis for services performed during a Plan Year, including shift pay premium, overtime premium, vacation pay, holiday pay, bereavement pay, military service pay, jury duty pay, profit sharing, Before-Tax Contributions under this Plan, and any other elective deferrals made by the Eligible Employee which are excluded from the Employee’s gross income by reason of Code Sections 125 or 132(f)(4), but excluding any cost of living adjustment paid during a Plan Year, education expenses, supplemental unemployment benefits and any other taxable fringe benefits.”

2.	Section 2.18 (definition of “Eligible Employee”) is amended by adding the following to the end thereof:

“Notwithstanding the foregoing, an Employee who elected to remain a participant in the Transmission & Engine Components Frankfort Plant Employees’ Pension Plan effective as of April 1, 1989 shall be an Eligible Employee for purposes of the Savings Account but shall not be an Eligible Employee for purposes of the Company Retirement Account and Retiree Health Account.”

3.	Section 2.19 (definition of “Employee”) is amended by deleting the first two sentences of Section 2.19 and in its place inserting the following two sentences:

“The term ‘Employee’ means a common law employee of the Frankfort Plant of BorgWarner Transmission Systems Inc. (prior to January 17, 2000, Borg-Warner Automotive Automatic Transmission Systems Corporation) who is compensated on an hourly basis for services performed and as to whom no contributions under a funded plan of deferred compensation are being made by the Company or any other entity.”

4.	Section 4.01(a) shall be amended as follows:

“(a)           Regular Contributions.  For each Payroll Period, subject to the provisions of Article 7, the Company shall make a Company Retirement Contribution to the Participant’s Company Retirement Account on behalf of each Participant who is an Eligible Employee at any time during such Payroll Period.  The amount of such Company Retirement Contribution shall be computed on the following basis:

Years of Vested Service as of January 1	Company Retirement Contribution on % of Compensation Under Social Security Wage Base	Company Retirement Contribution on % of Compensation Over Social Security Wage Base

Less than or equal to ten (10)	3%	6%

Greater than ten (10) but less than or equal to twenty (20)	4%	8%

Greater than twenty (20)	5%	10%

The Company shall make an additional Company Retirement Contribution to the Trustee on behalf of each Participant who (i) had his or her credited service in the Transmission & Engine Components Frankfort Plant Employees’ Pension Plan frozen as of March 31, 1989, (ii) attained age fifty (50) as of December 31, 1989 or had twenty (20) more Years of Vested Service (Credited Service) as of December 31, 1989, and (iii) was eligible to receive a Company Retirement Contribution under subsection 4.01(a) as of April 1, 1989 as follows:

Attained Age as of December 31, 1989	Additional Company Retirement Contribution

Age fifty (50) or twenty (20) or more Years of Vested Service (Credited Service)	1% of Compensation

At least age fifty (50) and twenty (20) or more Years of Vested Service (Credited Service)	2% of Compensation

B-

(b)

APPENDIX C
BORGWARNER INC. RETIREMENT SAVINGS PLAN
PLANT GUARDS, MUNCIE PLANT

The Plan, as modified by this Appendix C, shall be applicable only to those persons determined to be an “Employee” hereunder.  The amendments to the Plan, as made by this Appendix C, are as follows:

1.	The first sentence of Section 2.15 shall be amended as follows:

“Section 2.15                                Compensation.  The term ‘Compensation’ means direct compensation in the form of wages paid by the Company to an Eligible Employee on an hourly basis for services performed during a Plan Year, including any cost of living adjustment, shift pay premium, overtime premium, vacation bonus, bereavement pay, year end bonus, profit sharing, Before-Tax Contributions under this Plan, and any other elective deferrals made by the Eligible Employee which are excluded from the Employee’s gross income by reason of Code Sections 125 or 132(f)(4), but excluding severance pay, education and relocation expenses, and any other taxable fringe benefits.”

2.	Section 2.18 (definition of “Eligible Employee”) is amended by adding the following to the end thereof:

“Notwithstanding the foregoing, an Employee who elected to remain a participant in the Borg-Warner Corporation Employees’ Pension Plan effective as of December 15, 1989 shall be an Eligible Employee for purposes of the Savings Account but shall not be an Eligible Employee for purposes of the Company Retirement Account and Retiree Health Account.”

3.	Section 2.19 (definition of “Employee”) is amended by deleting the first two sentences of Section 2.19 and in its place inserting the following:

“The term ‘Employee’ means a common law employee of the Muncie Plant of BorgWarner Diversified Transmission Products Inc. (prior to January 17, 2000, Borg-Warner Automotive Diversified Transmission Products Corporation) who is an hourly plant protection patrolman subject to the collective bargaining agreement between BorgWarner Diversified Transmission Products Inc. (prior to January 17, 2000, Borg-Warner Automotive Diversified Transmission Products Corporation), Muncie Plant and the International Union United Plant Guard Workers of America and the BorgWarner Unit of Amalgamated Local 123 dated April 1, 2006 (the ‘2006 Agreement’); provided, however, that a Participant shall cease to be an Employee upon the expiration of the 2006 Agreement if no similar agreement is reached in accordance with the provisions of this Section 2.19.”

4.	Section 4.01(a) shall be amended as follows:

“(a)           Regular Contributions.  For each Payroll  Period, subject to the provisions of Article 7, the Company shall make a Company Retirement Contribution to the Participant’s Company Retirement Account on behalf of each Participant who is an Eligible Employee at any time during such Payroll Period.  The amount of such Company Retirement Contribution shall be computed on the following basis:

Years of Vested Service as of January 1	Company Retirement Contribution on % of Compensation Under Social Security Wage Base	Company Retirement Contribution on % of Compensation Over Social Security Wage Base

Less than or equal to ten (10)	4%	8%

Greater than ten (10) but less than or equal to twenty (20)	5%	10%

Greater than twenty (20)	6%	11.5%

The Company shall make an additional Company Retirement Contribution to the Trustee on behalf of each Participant who (i) had his or her credited service in the Borg-Warner Corporation Employees’ Pension Plan frozen as of December 15, 1989, (ii) attained age forty-five (45) as of December 31, 1989, and (iii) was eligible to receive a Company Retirement Contribution under subsection 4.01(a) as of January 1, 1990, as follows:

Attained Age as of December 31, 1989	Additional Company Retirement Contribution

At least forty-five (45) but less than fifty (50)	1% of Compensation

Greater than or equal to fifty (50)	2% of Compensation

C-

(c)

APPENDIX D
BORGWARNER INC. RETIREMENT SAVINGS PLAN
ROMULUS, PLYMOUTH & GALLIPOLIS PLANTS

This Appendix D allows for the limited participation of certain former employees of BorgWarner Transmission Systems Inc. (formerly called Borg-Warner Automotive Automatic Transmission Systems Corporation) who were employed at either the Romulus, Michigan Plant prior to September 21, 1998, the Plymouth, Michigan Plant prior to November 30, 1998, or the Gallipolis Plant prior to October 7, 1999.  These plants were closed or sold prior to the Effective Date.  As a result, there are no Eligible Employees under this Appendix D, and no Participant who has an RSP Account as a result of his prior employment at any of these plants is eligible to receive Company Retirement Contributions or Company Matching Contributions or to make any contributions to the Plan.  Any such Participant’s benefits shall be governed by the terms of the Plan as in effect at the time of his severance from employment with the Company.

D-

(d)

APPENDIX E
BORGWARNER INC.  RETIREMENT SAVINGS PLAN
SCHWITZER FACILITIES

The Plan, as modified by this Appendix E, shall be applicable only to those persons determined to be an “Employee” hereunder.  The amendments to the Plan, as made by this Appendix E, are as follows:

1.           Section 2.18 shall be amended in its entirety to read as follows:

“Section 2.18                                Eligible Employee.  The term ‘Eligible Employee’ means an Employee who completed three (3) consecutive months of full-time employment with the Company or a Related Employer and had attained age 21 by the date of such completion.  For purposes of this Section 2.18, an Employee’s service with Kuhlman Corporation or any member of its controlled group of corporations as determined under Code Section 414(b), (c), (m) and (o), prior to its acquisition by the Corporation shall be counted.  Notwithstanding the foregoing, an Employee who elected to remain a participant in the Schwitzer Group Salaried Employees Pension Plan effective as of September 1, 1999, shall be an Eligible Employee for purposes of the Savings Account but shall not be an Eligible Employee for purposes of the Company Retirement Account and Retiree Health Account.”

2.	Section 2.19 (definition of “Employee”) is amended by deleting the first two sentences thereof and adding the following sentence in their place:

“The term ‘Employee’ means any resident or citizen of the United States who on August 31, 1999, was a common law salaried employee of the Schwitzer Facilities and as to whom no contributions under a funded plan of deferred compensation are being made by the Company or any other entity.  Any individual hired after that date at the Schwitzer Facilities shall not be an Employee under this Appendix E but may be eligible to be an Employee under the Plan.”

3.           A new Section 2.39A is added to the Plan to read as follows:

“Section 2.39A  Schwitzer Facilities.  As of the Effective Date, the term ‘Schwitzer Facilities’ means the Ashville, North Carolina Plant and the Cadillac, Michigan Plant.  Prior to the Effective Date, the term “Schwitzer Facilities” shall have the meaning as in effect under the Plan at the applicable time.”

4.           A new Section 2.39B is added to the Plan to read as follows:

“Section 2.39B  Schwitzer Plan.  The term ‘Schwitzer Plan’ means the Schwitzer Group Tax Reduction Investment Plan for Salaried Employees, as in effect on the last day of the last Payroll Period ending in August 1999, and immediately prior to its merger into the Plan effective as of October 1, 1999.”

5.           Section 2.46 is amended by adding the following sentence to the end thereof:

“For purposes of determining an Employee’s Years of Vested Service under this Section 2.46, an Employee’s service with Kuhlman Corporation or any member of its controlled group of corporations as determined under Code Section 414(b), (c), (m) and (o) prior to its acquisition by the Corporation shall be counted.”

6.	Section 3.01 is amended by adding the following to the end thereof:

“Notwithstanding the foregoing, each Employee who was eligible to participate in the Schwitzer Plan as of the close of business on the last day of the last Payroll Period ending in August 1999, shall become a Participant in the Plan effective as of the first day of the first Payroll Period ending in September 1999.  Effective September 1, 1999, an Eligible Employee shall become a Participant in the Plan on the first day of the first Payroll Period immediately following the date the Employee first becomes an Eligible Employee.”

7.           Section 4.01(a) shall be amended as follows:

“(a)           Regular Contributions.  Subject to the provisions of Article 7, the Company shall make a Company Retirement Contribution to the Participant’s Company Retirement Account for each Payroll Period on behalf of each Participant who is an Eligible Employee at any time during such Payroll Period.  The amount of such Company Retirement Contribution that the Company shall make to the Trustee on behalf of each Participant shall be computed on the following basis:

Years of Vested Service as of each January 1	Company Retirement Contribution on % of Compensation under Social Security Wage Base	Company Retirement Contribution on % of Compensation over Social Security Wage Base
Less than or equal to ten (10)	4%	8%
Greater than ten (10), but less than or equal to twenty (20)	5%	10%
Greater than twenty (20)	6%	11.5%

Notwithstanding any provision of the Plan to the contrary, Years of Vested Service for purposes of this Section 4.01 shall be calculated based on the Participant’s service commencing on September 1, 1999.”

8.	Section 10.01 is amended by adding the following new subsection (n) to the end thereof:

“(n)           Notwithstanding any provision of this Section 10.01 to the contrary, any outstanding loan which is transferred to the Plan from the Schwitzer Plan as of the close of business on September 30, 1999, shall remain subject to the repayment provisions of the Schwitzer Plan as in effect on September 30, 1999.”

9.	The first sentence of Section 10.02 is amended as follows:

“Section 10.02  Withdrawals from Balance in the Participant’s Savings Account Attributable to After-Tax Contributions, Rollover Contributions and Amounts Transferred to the Savings Account Pursuant to Section 8.01.  Prior to the severance of his employment with the Company, a Participant may withdraw as of any Valuation Date, subject to the limitations provided in this Section 10.02, all or any portion of the balance in his Savings Account (including earnings thereon) attributable to (a) his After-Tax Contributions, (b) his Rollover Contributions, or (c) any vested amounts transferred to his Savings Account pursuant to Section 8.01, by completing, as required by the Plan Administrator or such other person or persons designated by the Plan Administrator, the appropriate application procedures and setting forth the amount he desires to withdraw.”

E-

APPENDIX F
BORGWARNER INC. RETIREMENT SAVINGS PLAN
COOLING SYSTEMS INC.

The Plan, as modified by this Appendix F, shall be applicable only to those persons determined to be an “Employee” hereunder.  The amendments to the Plan, as made by this Appendix F, are as follows:

1.	Section 2.18 (definition of “Eligible Employee”) shall be amended in its entirety to read as follows:

“Section 2.18 Eligible Employee.  The term “Eligible Employee” means an Employee; provided, however, that any Employee who was age 55 or older on October 1, 1999 shall not be an Eligible Employee for purposes of the Company Retirement Account and Retiree Health Account, except that if such Employee, on or after January 1, 2006, ceases to accrue further credited service under the BorgWarner Inc. Retirement Plan as a result of becoming a Highly Compensated Employee, such Employee shall become an Eligible Employee for purposes of the Company Retirement Account and such Employee’s Years of Vested Service shall include the Employee’s service with the Company and Eaton Corporation.”

2.	Section 2.19 is amended by deleting the first two sentences thereof and adding the following sentence in their place:

“Section 2.19 Employee.  The term ‘Employee’ means any resident or any citizen of the United States who on September 30, 1999 was a common law salaried employee of Eaton Corporation at either its Marshall, Michigan or Fletcher, North Carolina Plant, and who on October 1, 1999 became a common law, salaried employee of BorgWarner Cooling Systems Inc. (prior to January 17, 2000, Borg-Warner Automotive Cooling Systems Corporation) or who had a right to be so employed on October 1, 1999, and as to whom no contributions under a funded plan of deferred compensation are being made by the Company or any other entity.  Any individual hired after October 1, 1999 at the Marshall, Michigan or Fletcher, North Carolina Plant shall not be an Employee under this Appendix F but may be eligible to be an Employee under the Plan.”

3.	Section 2.46 is amended by adding the following sentence to the end thereof:

“For purposes of determining an Employee’s Years of Vested Service under this Section 2.46 but not for purposes of determining Years of Vested Service under Section 4.01, an Employee’s service with Eaton Corporation shall be counted for any individual who began employment with the Company (whether on an active or inactive basis) on October 1, 1999.”

4.	Section 3.01 is amended by adding the following to the end thereof:

“Notwithstanding the foregoing, each Employee who was eligible to participate in the Eaton Corporation Share Purchase and Investment Plan as of the close of business on September 30, 1999, shall become a Participant in the Plan on October 1, 1999.”

5.	Section 4.01(a) shall be amended as follows:

“(a)           Regular Contributions.  Subject to the provisions of Article 7, the Company shall make a Company Retirement Contribution to the Participant’s Company Retirement Account for each Payroll Period on behalf of each Participant who is an Eligible Employee at any time during such Payroll Period.  The amount of such Company Retirement Contribution that the Company shall make to the Trustee on behalf of each Participant shall be computed on the following basis:

Years of Vested Service as of each January 1	Company Retirement Contribution on % of Compensation under Social Security Wage Base	Company Retirement Contribution on % of Compensation over Social Security Wage Base
Less than or equal to ten (10)	4%	8%
Greater than ten (10), but less than or equal to twenty (20)	5%	10%
Greater than twenty (20)	6%	11.5%

Notwithstanding any provisions of the Plan to the contrary, except for Section 2.18, Years of Vested Service for purposes of this Section 4.01 shall be calculated based on the Participant’s service commencing on October 1, 1999.”

F-

SUPPLEMENT I

BORGWARNER INC.
RETIREMENT SAVINGS PLAN

INVESTMENT FUNDS

(a)           BGI LifePath Portfolios, Class S.

Each BGI LifePath Portfolio is a “life-cycle” or “lifestyle” fund which is diversified among broad types of asset classes (including large, mid and small-capitalization equities, international equities, fixed income, and cash) and is adjusted over time to gradually become more conservative as the year approaches when the Participant expects to begin taking distributions. As this year approaches, the investment mix is gradually shifted from a greater concentration of higher-risk investments (namely stock funds) to a greater concentration of lower-risk investments (bond funds and money market/stable value instruments). Each BGI LifePath Portfolio seeks to maximize returns while maintaining an appropriate level of risk based on the Participant’s investment time horizon.  The BGI LifePath Portfolios are arranged in five-year increments (currently 2010, 2015, 2020, 2025, 2030, 2035, 2040, and 2045).  The BGI LifePath Retirement Portfolio is designed for Participants already in retirement.

(b)           BGI Equity Index Fund, Class S.

The BGI Equity Index Fund is designed to match the performance of the S&P 500 Index by investing in stocks that make up the index. This fund is intended for long-term investors seeking to capture the earnings and growth potential of large U.S. companies.

(c)           BorgWarner Inc. Stock Fund.

This fund invests exclusively in the common stock of BorgWarner, Inc.

(d)           Buffalo Small Cap Fund.

This fund seeks long-term growth of capital by investing at least 80% of its net assets in domestic common stocks and other equity securities of small capitalization (“small-cap”) companies.

(e)           Harbor International Fund, Class Instl.

Harbor International Fund seeks long-term growth of capital. The fund primarily invests in equity securities issued by emerging market companies that have market capitalizations in excess of $1 billion, typically from at least three countries. It focuses on companies located in Europe, the Pacific Basin, and emerging industrialized countries whose economies and political regimes appear more stable. The fund charges a 2% redemption fee on shares held 59 days or less.

(f)           Vanguard Mid-Cap Index Fund, Class Instl.

Vanguard Mid-Capitalization Index Fund seeks to parallel the performance of the MSCI U.S. Mid Cap 450 Index.  The fund invests substantially all assets in each stock found in the index, in approximately the same proportion as represented in the index. Management uses a passive approach when selecting securities and seeks to create a mix of securities that will match the performance of the index. The fund may also invest in stock futures and options contracts, warrants, convertible securities, and swaps.

(g)           BGI U.S. Debt Index Fund, Class D.

The BGI U.S. Debt Index Fund is designed to match the performance of the Lehman Brothers Aggregate Bond Index by investing in a diversified sample of the bonds that make up the index. The index is the broadest measure of the U.S. investment-grade bond market and is comprised of U.S. Treasury and federal agency bonds, corporate bonds, residential and commercial mortgage-backed securities, and asset-backed securities. This fund is intended for intermediate-term investors seeking moderate returns by investing in a diversified portfolio of high-quality fixed income securities.

(h)           Investment Contracts Fund.

The Investment Contracts Fund seeks to preserve principal while offering competitive income consistent with the preservation of principal. It invests in investment contracts issued by high-quality insurance companies and banks.  As of the Effective Date, the Investment Contracts Fund is a blended fund (separately managed account) consisting of the T. Rowe Price Stable Value Fund, the Putnam Stable Value Fund, and other investment contracts. Upon the transfer of the assets of the Putnam Stable Value Fund and the expiration of the investment contracts, the Investment Contracts Fund will be invested 100% in the T. Rowe Price Stable Value Fund.  All new contributions to the Investment Contracts Fund will be invested 100% in the T. Rowe Price Stable Value Fund portion of the blended fund.

(S-I)

SUPPLEMENT II

BORGWARNER INC.
RETIREMENT SAVINGS PLAN

ELIGIBILITY FOR RETIREE HEALTH ACCOUNT

Regardless of the location at which an Employee works for the Company, his eligibility to participate in the Retiree Health Account is dependent upon the location at which he was originally hired.  If an Employee was originally hired at a location listed below on or after the date listed below, he is eligible to participate in the Retiree Health Account.

Location	Date of Hire
Asheville, North Carolina	September 1, 1999
Auburn Hills, Michigan (World Headquarters)	Eligible
Auburn Hills, Michigan (PTC)	Eligible
Bellwood, Illinois	January 1, 1994
Blytheville, Arkansas	January 1, 1995
Buffalo, New York	September 1, 1999
Byron, Illinois	September 1, 1999
Cadillac, Michigan	September 1, 1999
Cary, Illinois	January 1, 1995
Charlotte, North Carolina	September 1, 1999
Chester, South Carolina	September 1, 1999
Chicago, Illinois	January 1, 1995
Coldwater, Michigan	Eligible
Dixon, Illinois	January 1, 1995
Fletcher, North Carolina	October 1, 1999
Frankfort, Illinois	January 1, 1994
Gainesville, Georgia	September 1, 1999
Gallipolis, Ohio	April 28, 1995

Location	Date of Hire
Grand Rapids, Michigan	September 1, 1999
Indianapolis, Indiana	September 1, 1999
Ithaca, New York (hourly) (Warren Rd. and Luker Rd. sites)	October 4, 1998
Ithaca, New York (salaried) (Warren Rd. and Luker Rd. sites)	January 1, 1996
Livonia, Michigan	July 1, 1995
Lombard/Addison, Illinois	January 1, 1994
Longview, Texas	Eligible
Marshall, Michigan	October 1, 1999
Muncie, Indiana (hourly)	January 1, 1993
Muncie, Indiana (salaried/guards)	January 1, 1994
Plymouth, Michigan	April 28, 1995
Romulus, Michigan	April 28, 1995
Sallisaw, Oklahoma	Eligible
Seneca, South Carolina	Eligible
Southfield, Michigan	October 1, 1999
Springfield, Ohio	September 1, 1999
Spring Lake/Rothbury, Michigan	September 1, 1999
Sterling Heights, Michigan (Plant)	April 1, 1995
Sterling Heights, Michigan (Corp. Headquarters)	August 1, 1995
Sterling Heights, Michigan (Tech Center)	August 1, 1995

Location	Date of Hire
Sterling Heights, Michigan (Powertrain Assemblies)	August 1, 1995
Warren, Michigan	Eligible
Water Valley, Mississippi	Eligible
White Pigeon, Michigan	September 1, 1999

(S-II)

SUPPLEMENT III

BORGWARNER INC.
RETIREMENT SAVINGS PLAN

BORGWARNER INC. STOCK FUND RESTRICTIONS

The following restrictions apply to Participants whose trading in the BorgWarner Inc. Stock Fund (the “BW Fund”) is determined by the Company to be subject to Rule 16b-3 under Section 16(b) of the Securities and Exchange Act of 1934.  Such Participants are referred to below as “Executive Officers.”

I.	Contribution Changes: An Executive Officer may change his contribution rate and/or allocation level into the BW Fund without restriction, including a reduction to 0%.

II.
Transfers Into the BW Fund:  If an Executive Officer has not made an election to transfer funds out of the BW Fund in the last six (6) months, the Executive Officer may make an election to transfer funds into the BW Fund.  Otherwise, no transfer of funds into the BW Fund can be made until the expiration of the six (6) month period.

III.
Transfer Out of the BW Fund:  If an Executive Officer has not made an election to transfer funds into the BW Fund in the last six (6) months, the Executive Officer may make an election to transfer funds out of the BW Fund.  Otherwise, no transfer of funds out of the BW Fund can be made until the expiration of the six (6) month period.

III.
Distributions:  If an Executive Officer has funds invested in the BW Fund, the Executive Officer may request a loan/withdrawal from the Plan, provided six (6) months have expired from the Executive Officer’s last election to transfer funds into the BW Fund.

IV.	Approval: An Executive Officer must obtain Company approval prior to any transfer or distribution described above.

V.	The Company shall maintain such procedures as are necessary or appropriate to enforce these restrictions.

(S-III)